SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
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SOLIGENIX, INC.
29 Emmons Drive, Suite C-10
Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 23, 2010

To the Stockholders:

The Annual Meeting of Stockholders of Soligenix, Inc., will be held at the Hyatt Place Princeton, 3565 US Highway 1, Princeton, New Jersey 08540, on September 23, 2010, at 10:00 a.m., Eastern Daylight Time, for the following purposes, each as more fully described herein:

1. To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2. To approve the grant of discretionary authority to the Board of Directors for up to a three year period (a) to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio within the range from one-for-two to one-for-twenty, determine the effective date of the reverse stock split, and to proportionately reduce the number of shares of our common stock authorized for issuance or (b) to determine not to proceed with the reverse stock split and proportionate reduction in the number of shares of our common stock authorized for issuance;

3. To approve an amendment to our 2005 Equity Incentive Plan to increase the maximum number of shares of common stock available for issuance under the plan by 15,000,000 shares, bringing the total shares reserved for issuance under the plan to 35,000,000 shares;

4. To ratify the appointment of Amper, Politziner & Mattia, LLP as our independent auditors for the year ending December 31, 2010; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on July 30, 2010 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting, during regular business hours, at our corporate headquarters at the address set forth above.

Information concerning the matters to be acted upon at the Annual Meeting is included in the proxy statement. Whether or not you expect to attend the Annual Meeting, your vote is important. Please vote as soon as possible via either the Internet, telephone or mail.

By Order of the Board of Directors

By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer

Princeton, New Jersey
August 11, 2010

SOLIGENIX, INC.
29 Emmons Drive, Suite C-10
Princeton, New Jersey 08540
Phone: (609) 538-8200

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement to stockholders of record as of the close of business on July 30, 2010 in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on September 23, 2010. This proxy statement and the form of proxy are being made available to the stockholders on or about August 11, 2010. Our Annual Report on Form 10-K for the year ended December 31, 2009 (which does not form a part of the proxy solicitation materials) is being made available concurrently herewith to stockholders.

Voting Securities; Proxies; Required Vote

Voting Securities

At the Annual Meeting, each holder of record of common stock of the Company, par value $0.001 per share (“Common Stock”), at the close of business on July 30, 2010 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting.  On July 30, 2010, 215,813,387 shares of Common Stock were outstanding.

Proxies

You cannot vote your shares at the meeting unless you are present in person or represented by proxy. All properly executed and unrevoked proxies that are received in time for the meeting will be voted at the meeting or any adjournment or postponement thereof in accordance with instructions thereon, or if no instructions are given, will be voted as follows:

1. "FOR" the election of all of the named nominees as directors;

2. "FOR" the approval of the grant of discretionary authority to the Board of Directors for up to a three year period (a) to amend the Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to effect a reverse stock split of the Common Stock at a ratio within the range from one-for-two to one-for-twenty and to proportionately reduce the number of shares of our Common Stock authorized for issuance or (b) to determine not to proceed with the reverse stock split and proportionate reduction in the number of shares of Common Stock authorized for issuance;

3. “FOR” the approval of the amendment to our 2005 Equity Incentive Plan (the “2005 Plan”) to increase the maximum number of shares of our Common Stock available for issuance under the plan by 15,000,000 shares, bringing the total shares reserved for issuance under the plan to 35,000,000 shares;

4. “FOR” the ratification of Amper, Politziner & Mattia, LLP as our independent auditors; and

5. in accordance with the judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting.

You may revoke a proxy by written notice to us at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, you may withdraw your proxy by doing so in person.

Voting Your Proxy

Whether or not you plan to attend the Annual Meeting, you may vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to www.proxyvote.com and follow the instructions. Have your proxy card available when you call.

•	By Telephone: Call 1-800-690-6903 and follow the voice prompts. Have your proxy card available when you call.

•	By Mail: If you have received a proxy card, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.

Required Vote

1. The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for the election of directors.

2. The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required to approve the grant of discretionary authority to the Board of Directors for up to a three year period (a) to amend the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio within the range from one-for-two to one-for-twenty and to proportionately reduce the number of shares of Common Stock authorized for issuance or (b) to determine not to proceed with the reverse stock split and proportionate reduction in the number of shares of Common Stock authorized for issuance.

3. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required to approve the amendment to our 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan by 15,000,000 shares, bringing the total shares reserved for issuance under the plan to 35,000,000 shares.

4. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required for the ratification of the appointment of Amper, Politziner & Mattia, LLP as our independent auditors for the fiscal year ending December 31, 2010.

Stockholders are not allowed to cumulate their votes in the election of directors. In voting on the election of directors, abstentions and broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner) will be disregarded and not treated as votes cast and, therefore, will not affect the outcome of the election. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the grant of discretionary authority to the Board of Directors (a) to amend the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio within the range from one-for-two to one-for-twenty and proportionately reduce the number of shares of Common Stock authorized for issuance or (b) to determine not to proceed with the reverse stock split and proportionate reduction in the number of shares of Common Stock authorized for issuance.   Abstentions will have the same effect as votes against the proposals (1) to approve the amendment to our 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan; and (2) to ratify the appointment of Amper, Politziner & Mattia, LLP, but broker non-votes will not be counted as votes against such proposals or as shares present or represented at the meeting.

Quorum

The required quorum for the transaction of business at the Annual Meeting will be a majority of the voting power of shares of Common Stock issued and outstanding on the record date. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee, the Board of Directors has nominated Christopher J. Schaber, Ph.D., Evan Myrianthopoulos, Gregg A. Lapointe, C.P.A., M.B.A., Robert J. Rubin, M.D., Tamar D. Howson, M.B.A. and Virgil D. Thompson, J.D. for election to the Board of Directors.

Unless otherwise directed, the persons appointed in the form of proxy intend to vote at the Annual Meeting for the election of Messrs. Schaber, Myrianthopoulos, Lapointe, Rubin and Thompson and Ms. Howson as directors to serve until our next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.  If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of such substitute nominee as the Board of Directors recommends or to allow the vacancy to remain open until filled by the Board of Directors, as determined by the Board of Directors. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election. Each director elected to the Board of Directors will serve until the next Annual Meeting of Stockholders or until his successor has been duly elected and qualified, unless he dies, resigns or is removed from office prior to that time.

The following table contains information regarding the nominees for election to the Board of Directors.

Name	Age	Position
Christopher J. Schaber, Ph.D.	43	Chairman of the Board, Chief Executive Officer and President
Evan Myrianthopoulos	45	Chief Financial Officer, Senior Vice President and Director
Gregg A. Lapointe, C.P.A., M.B.A.	51	Director
Robert J. Rubin, M.D.	64	Director
Tamar D. Howson, M.B.A.	62	Director
Virgil D. Thompson, J.D.	71	Director

Christopher J. Schaber, Ph.D. has been our President and Chief Executive Officer and a director since August 2006. He was appointed interim Chairman of the Board on October 8, 2009.  Dr. Schaber has served on the boards of directors of both the Alliance for BioSecurity and BioNJ since May 2008 and January 2009, respectively, and represents Soligenix on the corporate councils of both the National Organization for Rare Diseases ("NORD") and the American Society for Blood and Marrow Transplantation ("ASBMT") since October 2009 and July 2009, respectively.  Prior to joining Soligenix, Dr. Schaber served from 1998 to 2006 as Executive Vice President and Chief Operating Officer of Discovery Laboratories, Inc., where he was responsible for overall pipeline development and key areas of commercial operations, including regulatory affairs, quality control and assurance, manufacturing and distribution, pre-clinical and clinical research, and medical affairs, as well as coordination of commercial launch preparation activities. During his tenure at Discovery Laboratories, Inc., Dr. Schaber played a significant role in raising in excess of $150 million through both public offerings and private placements. From 1996 to 1998, Dr. Schaber was a co-founder of Acute Therapeutics, Inc., and served as its Vice President of Regulatory Compliance and Drug Development. From 1994 to 1996, Dr. Schaber was employed by Ohmeda PPD, Inc., as Worldwide Director of Regulatory Affairs and Operations. From 1989 to 1994, Dr. Schaber held a variety of regulatory, development and operations positions with The Liposome Company, Inc., and Elkins-Sinn Inc., a division of Wyeth-Ayerst Laboratories. Dr. Schaber received his B.A. degree from Western Maryland College, his M.S. degree in Pharmaceutics from Temple University School of Pharmacy and his Ph.D. degree in Pharmaceutical Sciences from the Union Graduate School.

Dr. Schaber was selected to serve as a member of our Board of Directors because of his extensive experience in drug development and pharmaceutical operations, including his experience as executive senior officer with our Company and Discovery Laboratories, Inc., and as a member of the boards of directors of the Alliance for BioSecurity and BioNJ; because of his proven ability to raise funds and provide access to capital; and because of his degrees in science and business experience.

Evan Myrianthopoulos has been a director since 2002 and is currently our Chief Financial Officer and Senior Vice President, after joining us in November of 2004 as President and Acting Chief Executive Officer. From November 2001 to November 2004, he was President and founder of CVL Advisors Group Inc., a financial consulting firm specializing in the biotechnology sector. Prior to founding CVL Advisors Group, Inc., Mr. Myrianthopoulos was a co-founder of Discovery Laboratories, Inc. During his tenure at Discovery Laboratories, Inc. from June 1996 to November 2001, Mr. Myrianthopoulos held the positions of Chief Financial Officer and Vice President of Finance, where he was responsible for raising approximately $55 million in four private placements. He also helped negotiate and manage Discovery Laboratories, Inc.'s mergers with Ansan Pharmaceuticals and Acute Therapeutics, Inc.  Prior to co-founding Discovery Laboratories, Inc., Mr. Myrianthopoulos was a Technology Associate at Paramount Capital Investments, L.L.C., a New York City based biotechnology venture capital and investment banking firm from October 1995 to December 1997. Prior to joining Paramount Capital Investments, LLC, Mr. Myrianthopoulos was a managing partner at a hedge fund and also held senior positions in the treasury department at the National Australia Bank where he was employed as a spot and derivatives currency trader. Mr. Myrianthopoulos holds a B.A. degree in Economics and Psychology from Emory University.

Mr. Myrianthopoulos was selected to serve as a member of our Board of Directors because of his experience as principal financial officer of our Company and Discovery Laboratories and his experience in raising capital.

Gregg Lapointe, C.P.A., M.B.A. has been a director since March 2009. Mr. Lapointe has served on the Board of Directors of the Pharmaceuticals Research and Manufacturers of America ("PhRMA") and has been a member of the Corporate Council of NORD for several years. He has served in varying roles for Sigma-Tau Pharmaceuticals, Inc. (“Sigma-Tau”), a private biopharmaceutical company, since September 2001, including Chief Operating Officer from November 2003 to April 2008 and Chief Executive Officer since April 2008. From May, 1996 to August, 2001, he served as Vice President of Operations and Vice President, Controller of AstenJohnson, Inc. (formerly JWI Inc.).  Prior to that, Mr. Lapointe spent several years in the Canadian medical products industry in both distribution and manufacturing.  Mr. Lapointe began his career at Price Waterhouse.  Mr. Lapointe received his B.A. degree in Commerce from Concordia University in Montreal, Canada, a graduate diploma in Accountancy from McGill University and his M.B.A. degree from Duke University. He is a C.P.A. in the state of Illinois and a Chartered Accountant in Ontario, Canada.

Mr. Lapointe was selected to serve as a member of our Board of Directors because of his significant experience in the areas of global strategic planning and implementation, business development, corporate finance, and acquisitions, and his experience as an executive officer and board member in the pharmaceutical medical products industries.

Robert J. Rubin, M.D. has been a director since October 2009.  Dr. Rubin has also been a clinical professor of medicine at Georgetown University since 1995. From 1987 to 2001, he was president of the Lewin Group (purchased by Quintiles Transnational Corp. in 1996), an international health policy and management consulting firm. From 1994 to 1996, Dr. Rubin served as Medical Director of ValueRx, a pharmaceutical benefits company. From 1992 to 1996, Dr. Rubin served as President of Lewin-VHI, a health care consulting company. From 1987 to 1992, he served as President of Lewin-ICF, a health care consulting company. From 1984 to 1987, Dr. Rubin served as a principal for ICF, Inc., a health care consulting company. From 1981 to 1984, Dr. Rubin served as the Assistant Secretary for Planning and Evaluation at the Department of Health and Human Services and as the Assistant Surgeon General in the United States Public Health Service. Dr. Rubin is a board certified nephrologist and internist. Dr. Rubin received an undergraduate degree in Political Science from Williams College and his medical degree from Cornell University Medical College.

Dr. Rubin was selected to serve as a member of our Board of Directors because of his experience in the health care industry, including his experience as a nephrologist, internist, clinical professor of medicine and Assistant Surgeon General, and his business experience in the pharmaceutical industry.

Tamar D. Howson, M.B.A. has been a Partner with JSB-Partners, LP, a transaction advisory firm serving the life sciences industry, since 2009.  From 2007 to 2008, Ms. Howson served as Executive Vice President of Corporate Development for Lexicon Pharmaceuticals, Inc. From 2001 to 2007, she served as Senior Vice President of Corporate and Business Development and was a member of the executive committee at Bristol-Myers Squibb Company (“Bristol-Myers”). During her tenure at Bristol-Myers, Ms. Howson was responsible for leading the company’s efforts in external alliances, licensing and acquisitions. In 2000 and 2001, Ms. Howson served as a business development and strategy consultant to biotechnology companies in the United States and in Europe.  From 1991 to 2000, Ms. Howson served as Senior Vice President and Director of Business Development at SmithKline Beecham plc, an English public limited company. She also managed SR One Ltd., a $100 million venture capital fund of SmithKline Beecham, plc. From 1990 to 1991, Ms. Howson held the position of Vice President, Venture Investments at Johnston Associates, Inc., a venture capital firm, and from 1987 to 1990, she served as Director of Worldwide Business Development and Licensing for Squibb Corporation. Ms. Howson received her M.B.A. in finance and international business from Columbia University. She holds a M.S. from the City College of New York and a B.S. from Technion in Israel.

Ms. Howson currently serves on the boards of OXIGENE, Inc., a clinical-stage, biopharmaceutical company developing novel therapeutics to treat cancer and eye diseases, Idenix Pharmaceuticals, Inc., a biopharmaceutical company engaged in the discovery and development of drugs for the treatment of human viral diseases, and S*Bio Pte Ltd., a drug discovery company focused on the discovery and development of innovative, best-in-class small molecule anti-cancer drugs, targeting defined molecular pathways. She also serves as a consultant to Pitango Venture Fund and is a member of the advisory board to Triana Venture Partners, Inc. She previously served on the boards of Ariad Pharmaceuticals, Inc., SkyePharma, plc, NPS Pharmaceuticals, Inc., Targacept, Inc., and the Healthcare Businesswomen’s Association.

Ms. Howson was nominated for election as a member of our Board of Directors because of her significant business development and life sciences industry expertise, developed through her career as a senior professional at several leading pharmaceutical companies.

Virgil D. Thompson, J.D. served as the President, Chief Executive Officer and as a Director of Angstrom Pharmaceuticals, Inc. from November 2002 until July 2007. From September 2000 until August 2002, Mr. Thompson was President, Chief Executive Officer and a director of Chimeric Therapies, Inc. From May 1999 until September 2000, Mr. Thompson was President, Chief Operating Officer and a director of Bio-Technology General Corporation, a pharmaceutical company (now Savient Pharmaceuticals, Inc.).  From January 1996 to April 1999, Mr. Thompson was the President and Chief Executive Officer and a director of Cytel Corporation, a publicly traded biopharmaceutical company that was subsequently acquired by IDM Pharma, Inc. From 1994 to 1996, Mr. Thompson was President and Chief Executive Officer of Cibus Pharmaceuticals, Inc., a privately held drug delivery device company. Mr. Thompson was employed by Syntex Corporation, a publicly traded pharmaceutical company, from 1969-1993, where his employment included Vice President, Corporate Regulatory Affairs, Executive Vice President and Chief Operating Officer and President of Syntex Laboratories, Inc., the U.S. subsidiary.  Mr. Thompson holds a B.S. degree in pharmacy from Kansas University and a J.D. degree from The George Washington University Law School.

Mr. Thompson has been the Chairman of the Board of Directors of Aradigm Corporation, a publicly traded specialty pharmaceutical company, since January 2005 (director since June 1995), a director of Savient Pharmaceuticals, Inc., a publicly traded specialty pharmaceutical company, since 1994, Chairman of the Board of Directors of Questcor Pharmaceuticals, Inc., publicly traded pharmaceutical company, since 2007 (director since (1996), and Chief Executive Officer and a director of Spinnaker Biosciences, Inc. since July 2009.

Mr. Thompson was nominated for election as a member of our Board of Directors because of his over 40 years of senior management and financial oversight experience in the pharmaceutical and biopharmaceutical industries.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote "FOR" the election of all of the nominees listed above.

Information Regarding Director Not Standing for Re-Election at the Annual Meeting

Cyrille F. Buhrman, age 37, has been a director since June 2007. Mr. Buhrman is Chairman of the Pacific Healthcare Group of Companies, a full-service regulatory affairs, commercialization and distribution company, focusing on specialty pharmaceuticals, medical supplies, medical technology, OTC and consumer health products across the Asian region.  In addition to serving on the Board of Soligenix, Mr. Buhrman has served on the boards of directors of Canyon Pharmaceuticals, a privately-held company specialty pharmaceutical company based in Basel, Switzerland and serves on the boards of directors of several other privately-held pharmaceutical and medical technology companies in the Asia Pacific region.  Mr. Buhrman also heads up his own private investment fund that specializes in the biotechnology and pharmaceutical industries. Mr. Buhrman is also one of our largest shareholders. Mr. Buhrman was selected to serve as a member of our Board of Directors because of his experience as a CEO of a pharmaceutical company, as a member of the boards of several pharmaceutical, and medical device companies and as an investor in the biotechnology and pharmaceutical industries.

Board Leadership Structure

Our Board of Directors believes that Dr. Schaber’s service as both our Interim Chairman of our Board of Directors and our Chief Executive Officer is in the best interest of our Company and our stockholders. Dr. Schaber possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing our Company and our business and, therefore, is best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most important matters.  His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, and collaborative partners.

Our Board of Directors has determined that Dr. Rubin, Ms. Howson and Mr. Thompson, each of whom are nominated for election as a director, are "independent" as such term is defined by the applicable listing standards of The NASDAQ Stock Market LLC (“NASDAQ”).  The Board of Directors believes that independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of meetings of the Board of Directors, independent directors hold executive sessions. Following an executive session of independent directors, independent directors report back to the full Board of Directors regarding any specific feedback or issues, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to independent directors in performing their duties. The Board of Directors believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure.  If all of the nominees for director are elected at the Annual Meeting, half of the directors on our Board of Directors will be "independent" as such term is defined by the applicable listing standards of NASDAQ.

Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under the current circumstances, our corporate governance guidelines do not establish this approach as a policy, and the Board of Directors may determine that it is more appropriate to separate the roles in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

To our knowledge, based solely on review of these filings and written representations from the certain reporting persons, we believe that during the year ended December 31, 2009, our officers, directors and significant stockholders have timely filed the appropriate form under Section 16(a) of the Exchange Act.

Corporate Governance

Pursuant to our Certificate of Incorporation and By-laws, our business and affairs are managed under the direction of the Board of Directors.  Members of the Board of Directors are kept informed of our business through discussions with senior management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

The Board of Directors has determined that Robert Rubin and Cyrille F. Buhrman, two current directors, and Tamar D. Howson and Virgil D. Thompson, two nominees for director, are "independent" as such term is defined by the applicable listing standards of NASDAQ. Our Board of Directors based this determination primarily on a review of the responses of the directors to questionnaires regarding their employment, affiliations and family and other relationships.

The Board of Directors held six meetings in 2009, and each director who served as a director during 2009, attended all of the meetings of the Board of Directors and each of the committees on which he served, except for Mr. Buhrman, who did not attend the meetings for personal reasons.

We typically schedule a meeting of the Board of Directors in conjunction with our Annual Meeting and expect that all directors will attend, absent a valid reason, such as a scheduled conflict. Last year, all of the individuals then serving as directors attended the Annual Meeting in person or telephonically except for Mr. Buhrman, who did not attend the meeting for personal reasons.

The Board of Directors has the following three committees: (1) Compensation, (2) Audit and (3) Nominating. The Board of Directors has adopted a written charter for each of these committees, which are available on our website at www.soligenix.com under the "Investors" section.

We have adopted a code of ethics that applies to all of our executive officers and senior financial officers (including our chief executive officer, chief financial officer, chief accounting officer, controller, and any person performing similar functions). A copy of our code of ethics is publicly available on our website at www.soligenix.com under the "Investors" section. If we make any substantive amendments to our code of ethics or grant any waiver, including any implicit waiver, from a provision of the code to our chief executive officer, chief financial officer or chief accounting officer, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K.

Compensation Committee

The Board of Directors has a Compensation Committee. From January 2009 until March 2009, the Compensation Committee was comprised of Dr. James Kuo and Mr. Buhrman.  The Compensation Committee was comprised of Dr. Kuo, Mr. Buhrman and Mr. Lapointe from March 2009 until October 2009, when Dr. Kuo resigned from all positions held with our Company.  Since October 2009, the Compensation Committee has been comprised of Mr. Lapointe, Dr. Rubin and Mr. Buhrman.  Mr. Buhrman is not standing for re-election at the Annual Meeting due to personal reasons.

The Compensation Committee is responsible for reviewing and approving the executive compensation program, assessing executive performance, making grants of salary and annual incentive compensation and approving certain employment agreements. The Board of Directors has determined that Mr. Buhrman and Dr. Rubin are "independent" directors, as such term is defined by the applicable NASDAQ listing standards.  The Board of Directors reviewed Mr. Lapointe’s relationship as the Chief Executive Officer of Sigma-Tau, which is our largest shareholder and owns approximately 28% of the outstanding shares. The Board of Directors determined that Mr. Lapointe’s position with Sigma-Tau would not impair his ability to exercise independent judgment.  The Compensation Committee met three times during the fiscal year ended December 31, 2009.

Nominating Committee

The Board of Directors has a Nominating Committee. The Nominating Committee was comprised of Dr. Kuo and Mr. Buhrman, from January 2009 until October 2009, when Dr. Kuo resigned from all positions held with our Company.  Since October 2009, the Nominating Committee had been comprised of Mr. Lapointe, Dr. Rubin and Mr. Buhrman. Mr. Buhrman is not standing for re-election at the Annual Meeting due to personal reasons.

The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors, establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for election by the Board of Directors. The Board of Directors has determined that both Mr. Buhrman and Dr. Rubin are "independent" directors, as such term is defined by the applicable NASDAQ listing standards. The Board of Directors reviewed Mr. Lapointe’s relationship as the Chief Executive Officer of Sigma-Tau and determined that Mr. Lapointe’s position with Sigma-Tau would not impair his ability to exercise independent judgment.  The Nominating Committee met one time during the fiscal year ended December 31, 2009.

In considering candidates for the Board of Directors, the Nominating Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a nominee. However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. In the case of current directors being considered for nomination, the Nominating Committee also takes into account the director's history of attendance at meetings of the Board of Directors or its committees, the director's tenure as a member of the Board of Directors, and the director's preparation for and participation in such meetings.

We do not have a formal diversity policy or set of guidelines in selecting and appointing directors that comprise our Board of Directors. However, when making recommendations to our Board of Directors regarding the size and composition of our Board of Directors, the Nominating Committee does consider each individual director’s qualifications, skills, business experience and capacity to serve as a director and the diversity of these attributes for the Board of Directors as a whole.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an Annual Meeting of Stockholders must otherwise comply with our By-laws regarding stockholder proposals and nominations. See "Deadline for Stockholder Proposals" contained herein.

Audit Committee

The Board of Directors has an Audit Committee.  From January 2009 until March 2009, the Audit Committee was comprised of Dr. Kuo and Mr. Buhrman.  The Audit Committee was comprised of Dr. Kuo, Mr. Buhrman and Mr. Lapointe from March 2009 until October 2009, when Dr. Kuo resigned from all positions held with our Company.  Since October 2009, the Audit Committee has been comprised of Mr. Lapointe, Dr. Rubin and Mr. Buhrman.  Mr. Buhrman is not standing for re-election at the Annual Meeting due to personal reasons.

The Audit Committee assists the Board of Directors in monitoring the financial reporting process, the internal control structure and the independence and performance of the internal audit department and the independent public accountants. Its primary duties are to serve as an independent and objective party to monitor the financial process and internal control system, to review and appraise the audit effort of the independent accountants and to provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.  During the year, the Board of Directors examined the composition of the Audit Committee in light of the applicable listing standards of NASDAQ and the regulations under the Exchange Act applicable to audit committees.  Based upon this examination, the Board of Directors has determined that Mr. Buhrman and Dr. Rubin are "independent" directors within the meaning of such listing standards and the Exchange Act and the rules and regulations thereunder.  The Board of Directors reviewed Mr. Lapointe’s relationship as the Chief Executive Officer of Sigma-Tau and determined that Mr. Lapointe’s position with Sigma-Tau would not impair his ability to exercise independent judgment.  The Board of Directors has determined that Mr. Lapointe qualifies as an "audit committee financial expert" as that term is defined in the applicable regulations of the Exchange Act. The Audit Committee met four times during the fiscal year ended December 31, 2009.

Report of the Audit Committee of the Board of Directors

The Audit Committee submits the following report for the year ended December 31, 2009:

The Audit Committee has reviewed and discussed with both management and the outside auditors the audited consolidated financial statements as of and for the year ended December 31, 2009. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors matters relating to the auditors' independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Submitted by the Audit Committee,

Cyrille F. Buhrman

Gregg A. Lapointe, C.P.A., M.B.A.

Robert J. Rubin, M.D.

Communications with the Board of Directors

Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to Soligenix, Inc. Board of Directors, c/o The Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540. The Office of the Secretary will receive the correspondence and forward it to the director(s) to whom the communication is addressed.

Executive Compensation

The following table contains information concerning the compensation paid during each of the two years ended December 31, 2009 to our Chief Executive Officer and each of the two other most highly compensated executive officers during 2009 (collectively, the "Named Executive Officers").

Summary Compensation Table

Name	Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Christopher J. Schaber 1	CEO & President	2009	$337,709	$120,000	-	$24,737	$482,446
		2008	$300,000	$100,000	$127,120	$24,844	$551,964

Evan Myrianthopoulos 2	CFO & Senior VP	2009	$202,605	$70,000	-	$24,811	$297,416
		2008	$200,000	$50,000	$54,480	$23,474	$327,954

Brian L. Hamilton 3	CMO & Senior VP	2009	$206,400	$60,000	$87,400	$26,843	$380,643
____________

1
Dr. Schaber deferred payment of his 2008 annual bonus of $100,000 until February 28, 2009 and his 2009 annual bonus of $120,000 until January 15, 2010. Option award figures include the value of common stock option awards at grant date as calculated under FASB ASC 718. Other compensation for 2008 and 2009 represent insurance costs.

2
Mr. Myrianthopoulos deferred payment of his 2008 annual bonus of $50,000 until February 28, 2009 and his 2009 annual bonus of $70,000 until January 15, 2010. Option award figures include the value of common stock option awards at grant date as calculated under FASB ASC 718. Other compensation for 2008 and 2009 represent insurance costs.

3
Dr. Hamilton joined the Company in April 2009. He deferred his 2009 annual bonus of $60,000 until January 15, 2010. Option award figures include the value of common stock option awards at grant date as calculated under FASB ASC 718. Other compensation for 2009 represents insurance costs.

Employment and Severance Agreements

In August 2006, we entered into a three-year employment agreement with Christopher J. Schaber, Ph.D. Pursuant to this employment agreement we agreed to pay Dr. Schaber a base salary of $300,000 per year and a minimum annual bonus of $100,000. This employment agreement was renewed in December 27, 2007 for a term of three years. We agreed to issue him options to purchase 2,500,000 shares of our Common Stock, with one third immediately vesting and the remainder vesting over three years. Upon termination without "Just Cause" as defined by this agreement, we would pay Dr. Schaber nine months of severance, as well as any accrued bonuses, accrued vacation, and we would provide health insurance and life insurance benefits for Dr. Schaber and his dependants. No unvested options shall vest beyond the termination date. Dr. Schaber's monetary compensation (base salary of $300,000 and bonus of $100,000) remained unchanged from 2006 with the 2007 renewal.  He will be paid nine months of severance upon termination of employment.  Upon a change in control of the Company due to merger or acquisition, all of Dr. Schaber's options shall become fully vested, and be exercisable for a period of five years after such change in control (unless they would have expired sooner pursuant to their terms).  In the event of his death during term of the agreement, all of his unvested options shall immediately vest and remain exercisable for the remainder of their term and become the property of Dr. Schaber's immediate family.

In December 2004, we entered into a three-year employment agreement with Evan Myrianthopoulos. Pursuant to this employment agreement we agreed to pay Mr. Myrianthopoulos a base salary of $185,000 per year. After one year of service Mr. Myrianthopoulos would be entitled to a minimum annual bonus of $50,000. This employment agreement was renewed in December 27, 2007 for a term of three years. We agreed to issue him options to purchase 500,000 shares of our Common Stock, with the options vesting over three years. Upon termination without "Just Cause" as defined by this agreement, we would pay Mr. Myrianthopoulos six months of severance subject to set off, as well as any unpaid bonuses and accrued vacation would become payable. No unvested options shall vest beyond the termination date. Mr. Myrianthopoulos also received 150,000 options, vested immediately when he was hired in November 2004, as President and Acting Chief Executive Officer. Mr. Myrianthopoulos' monetary compensation (base salary of $200,000 and bonus of $50,000) remained unchanged from 2006 with the 2007 renewal.  He will be paid six months of severance upon termination of employment. Upon a change in control of the Company due to merger or acquisition, all of Mr. Myrianthopoulos' options shall become fully vested, and be exercisable for a period of three years after such change in control (unless they would have expired sooner pursuant to their terms).  In the event of his death during term of contract, all of his unvested options shall immediately vest and remain exercisable for the remainder of their term and become property of Mr. Myrianthopoulos' immediate family.

In February 2007, our Board of Directors authorized the issuance of the following number of shares to each of Dr. Schaber and Mr. Myrianthopoulos immediately prior to the completion of a transaction, or series or a combination of related transactions negotiated by our Board of Directors whereby, directly or indirectly, a majority of our capital stock or a majority of our assets are transferred from the Company and/or our stockholders to a third party: 1,000,000 common shares to Dr. Schaber and 750,000 common shares to Mr. Myrianthopoulos.  The amended agreements include our obligation to issue such shares to the executives if such event occurs.

On December 18, 2008, the Compensation Committee approved the grant to Dr. Schaber of stock options to purchase 2,800,000 shares of Common Stock at an exercise price of $0.06 per share. The stock options, which are for a term of 10 years and subject to earlier termination upon the occurrence of certain events related to termination of employment, vest at a rate of 25% immediately and 25% per year for 3 years.

On December 18, 2008, the Compensation Committee approved the grant to Mr. Myrianthopoulos of stock options to purchase 1,200,000 shares of Common Stock at an exercise price of $0.06 per share. The stock options, which are for a term of 10 years and subject to earlier termination upon the occurrence of certain events related to termination of employment, vest at a rate of 25% immediately and 25% per year for 3 years.

In March 2009, we entered into a two-year employment agreement with Brian L. Hamilton, M.D., Ph.D. Pursuant to this employment agreement we agreed to pay Dr. Hamilton a base salary of $270,000 per year and a minimum annual bonus of $70,000. We agreed to issue him options to purchase 1,000,000 shares of our Common Stock at an exercise price of $0.11 per share, with one quarter immediately vesting and the remainder vesting over three years. The stock options have a term of 10 years.  Upon termination without "Just Cause" as defined by this agreement, we would pay Dr. Hamilton six months of severance, as well as any accrued bonuses, accrued vacation, and we would provide health insurance and life insurance benefits for Dr. Hamilton and his dependants. No unvested options shall vest beyond the termination date. Upon a change in control of the Company due to merger or acquisition, all of Dr. Hamilton's options shall become fully vested, and be exercisable for a period of three years after such change in control (unless they would have expired sooner pursuant to their terms).  In the event of his death during term of the agreement, all of his unvested options shall immediately vest and remain exercisable for the remainder of their term and become the property of Dr. Hamilton's immediate family.

On March 11, 2009, the Compensation Committee approved the grant to Dr. Hamilton of stock options to purchase 1,000,000 shares of Common Stock at an exercise price of $0.11 per share. The stock options, which are for a term of 10 years and subject to earlier termination upon the occurrence of certain events related to termination of employment, vest at a rate of 25% immediately and 25% per year for 3 years.

On March 27, 2009, the Compensation Committee approved the increase in salaries for Dr. Schaber to $350,000 and Mr. Myrianthopoulos to $230,000. On December 1, 2009, the Compensation Committee approved the increase in salaries for Dr. Hamilton to $280,000, effective January 1, 2010. Dr. Schaber's and Mr. Myrianthopoulos' salaries were not changed at this time.

Subject to stockholder approval of the amendment to the 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan by 15,000,000 shares, on July 1, 2010, the Compensation Committee approved the grant to the Named Executive Officers of stock options to purchase the following number of shares of Common Stock at an exercise price of $0.232 per share:  Dr. Schaber – 2,200,000 shares; Mr. Myrianthopoulos 1,050,000 shares; and Dr. Hamilton – 800,000 shares.  Assuming stockholder approval of the amendment to the 2005 Plan, the stock options will have a term of 10 years, subject to earlier termination upon the occurrence of certain events related to termination of employment, and will vest at a rate of 25% on July 1, 2010 with the remainder vesting quarterly in equal amounts on each three (3) month anniversary of July 1, 2010 for the next three years.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information concerning unexercised options, stock that has not vested, and equity incentive plan awards for the Named Executive Officers outstanding at December 31, 2009. We have never issued Stock Appreciation Rights.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable
Christopher J. Schaber	2,500,000(1)	-	-	$0.27	8/28/2016
	731,250(2)	168,750	168,750	$0.47	8/29/2017
	1,400,000(3)	1,400,000	1,400,000	$0.06	12/17/2018
Evan Myrianthopoulos	150,000(4)	-	-	$0.35	11/14/2012
	50,000(5)	-	-	$0.90	9/15/2013
	50,000(6)	-	-	$0.58	6/11/2014
	150,000(7)	-	-	$0.47	11/10/2014
	500,000(8)	-	-	$0.49	12/13/2014
	400,000(9)	-	-	$0.35	5/10/2016
	446,875(10)	103,125	103,125	$0.47	8/29/2017
	600,000(11)	600,000	600,000	$0.06	12/17/2018
Brian L. Hamilton	437,500(12)	562,500	562,500	$0.11	3/10/2019

_____________________
(1) 2,000,000 of these options were granted on August 29, 2006 and have a 10-year term, with 25% vested on August 29, 2006 and the remainder vesting monthly in 36 equal installments beginning August 29, 2006.  500,000 of these options were granted on August 10, 2007 and have a 9-year term, with 33.3% vested on August 10, 2007 and 8.325% of the remaining balance vesting quarterly over a two year period beginning November 10, 2007.
(2) These options, granted on August 10, 2007, have a 10-year term with 25% vested on August 10, 2007 and the remainder vesting annually in over a three year period beginning on August 10, 2008.
(3) These options, granted on December 18, 2008, have a 10-year term with 25% vested on December 18, 2008 and the remainder vesting annually in over a three year period beginning on December 18, 2009.
(4) These options, granted on November 15, 2002, have a 10-year term with 25% vested on November 15, 2002 and the remainder vesting annually in over a three year period beginning on November 15, 2003.
(5) These options, granted on September 16, 2003, have a 10-year term with 25% vested on September 16, 2003 and the remainder vesting annually in over a three year period beginning on September 16, 2004.
(6) These options, granted on June 12, 2004, have a 10-year term with 25% vested on June 12, 2004 and the remainder vesting annually in over a three year period beginning on June 12, 2005.
(7) These options, granted on November 11, 2004, have a 10-year term with 25% vested on November 11, 2004 and the remainder vesting annually in over a three year period beginning on November 11, 2005.
(8) These options, granted on December 14, 2004, have a 10-year term with 25% vested on December 14, 2004 and the remainder vesting annually in over a three year period beginning on December 14, 2005.
(9) These options, granted on May 11, 2006, have a 10-year term with 25% vested on May 11, 2006 and the remainder vesting annually in over a three year period beginning on May 11, 2007.
(10) These options, granted on August 30, 2007, have a 10-year term with 25% vested on August 30, 2007 and the remainder vesting annually in over a three year period beginning on August 30, 2008.
(11) These options, granted on December 18, 2008, have a 10-year term with 25% vested on December 18, 2008 and the remainder vesting annually in over a three year period beginning on December 18, 2009.
(12) These options, granted on March 11, 2009, have a 10-year term with 25% vested on March 11, 2009 and the remainder vesting annually in over a three year period beginning on March 11, 2010.

Compensation of Directors

The following table contains information concerning the compensation of the non-employee directors during the fiscal year ended December 31, 2009.

Compensation of Directors

Name	Fees Earned Paid in Cash (1)	Option Awards (2)		Total
Gregg A. Lapointe	$16,000	$30,413	(3)	$46,413
James S. Kuo	$12,000	$27,950	(4)	$39,950
Cyrille F. Buhrman	$13,000	$27,950	(5)	$40,950
Robert J. Rubin	$3,000	$75,720	(6)	$78,720
___________

(1) Directors who are compensated as full-time employees receive no additional compensation for service on our Board of Directors. Each independent director who is not a full-time employee was paid $2,000 for each board or committee meeting attended ($1,000 if such meeting was attended telephonically).
(2) We maintain a stock option grant program pursuant to the nonqualified stock option plan, whereby members of our Board of Directors or its committees who are not full-time employees receive an initial grant of fully vested options to purchase 300,000 shares of Common Stock, and subsequent prorated annual grants of fully vested options to purchase 150,000 shares of Common Stock after re-election to our Board of Directors. Option award figures include the value of Common Stock option awards at grant date as calculated under FASB ASC 718.
(3) As of December 31, 2009, Mr. Lapointe held options to purchase an aggregate of 337,500 shares of Common Stock.
(4) As of December 31, 2009, Dr. Kuo held options to purchase an aggregate of 875,000 shares of Common Stock.
(5) As of December 31, 2009, Mr. Buhrman held options to purchase an aggregate of 475,000 shares of Common Stock.
(6) As of December 31, 2009, Dr. Rubin held options to purchase an aggregate of 300,000 shares of Common Stock.

For 2010, non-employee directors will be paid $20,000 annually, on a prorated basis, for their service on our Board of Directors, the chairman of our Audit Committee will be paid $7,500 annually, on a prorated basis, and the chairman of our Compensation and Nominating Committees will be paid $5,000 annually, on a prorated basis.  This compensation will be paid quarterly, in arrears.

Consideration and Determination of Executive and Director Compensation

The Compensation Committee of the Board of Directors is comprised of Mr. Buhrman, Mr. Lapointe and Dr. Rubin. The Board of Directors has determined that Mr. Buhrman and Dr. Rubin are "independent" directors, as such term is defined by the applicable NASDAQ listing standards.  The Board of Directors reviewed Mr. Lapointe’s relationship as the Chief Executive Officer of Sigma-Tau and determined that Mr. Lapointe’s position with Sigma-Tau would not impair his ability to exercise independent judgment.  Mr. Buhrman is not standing for re-election at the Annual Meeting due to personal reasons.

The Compensation Committee provides overall guidance on compensation and benefits policy. In addition, the Compensation Committee approves and monitors:

•	executive compensation and benefits programs;
•	executive employment agreements;
•	1995 Amended and Restated Omnibus Incentive Plan; and
•	2005 Equity Incentive Plan.

The primary objectives of the Compensation Committee are to ensure that the executive compensation and benefits programs:

•	are competitive with other growing companies of similar size and business;
•	are effective in driving performance to achieve financial goals and create stockholder value;
•	are cost-efficient and fair to employees, management and stockholders; and
•	are designed to attract, motivate, reward, and retain the competent and talented executives needed.

To achieve these objectives, the Compensation Committee meets at least once and usually several times during each fiscal year to review the existing compensation and benefits programs and to consider modifications that seek to provide a direct relationship between executive compensation and sustained corporate performance.

The Compensation Committee makes executive compensation decisions on the basis of total remuneration and seeks to create an integrated total remuneration program structured to balance short and long-term financial goals. A significant amount of total compensation is comprised of bonus provisions which are specified in their contracts and which are intended to align executive interest with stockholder interest.

The Compensation Committee recommends to the Board of Directors a salary within a designated band for the respective executives, which is based on merit, performance and length of service. Bonus provisions for all executives are based on increase (if any) of net incremental profit over prior year highest net profit, subject to guaranteed minimum bonuses.

Non-executive employees were granted stock options under the 2005 Equity Incentive Plan, approved by the stockholders, also in order to motivate, reward, and retain them while meeting goals and allowing them to share in the growth.

Stock Performance Graph

The following graph compares the changes over the last five years in the value of $100 invested at December 31, 2004 in (i) our Common Stock, (ii) the Standard & Poor's 500 Stock Index ("S&P 500 Index") and (iii) the NYSE Arca Biotechnology Index.  The year-end values of each investment are based on share price appreciation and the reinvestment of all dividends.

Historical stock price performance shown on the performance graph is not necessarily indicative of future stock price performance.

Year	Soligenix, Inc.	S&P 500 Index	NYSE Arca Biotechnology Index
2004	100.00	100.00	100.00
2005	42.19	104.89	125.12
2006	37.50	121.46	138.58
2007	26.56	128.13	144.48
2008	9.37	80.73	118.89
2009	39.06	102.08	173.06

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The table below provides information regarding the beneficial ownership of the Common Stock as of July 30, 2010 of (1) each person or entity who owns beneficially 5% or more of the shares of our outstanding Common Stock, (2) each of our directors and nominees for director, (3) each of the Named Executive Officers, and (4) our directors and executive officers as a group. Except as otherwise indicated, and subject to applicable community property laws, we believe the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by them.

Beneficial Ownership

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned**	Percent of Class
Paolo Cavazza 1	67,599,044	30.08%
Claudio Cavazza 2	61,369,248	27.53%
Sigma-Tau Pharmaceuticals, Inc.2	61,369,248	27.53%
Biotex Pharma Investments, LLC 3	17,395,000	8.06%
Hal Mintz 4	13,793,272	6.60%
Ross Berman 4	13,793,272	6.60%
Adam Stern 4	13,793,272	6.60%
Mark Friedman 4	13,793,272	6.60%
BAM Management, LLC 4	13,793,272	6.60%
AM Investment Partners, LLC 4	13,793,272	6.60%
BAM Capital, LLC 5	13,780,472	6.60%
BAM Opportunity Fund, L.P. 5	13,780,472	6.60%
Cyrille F. Buhrman 6	5,375,020	2.49%
Christopher J. Schaber 7	5,486,343	2.48%
Evan Myrianthopoulos 8	2,824,780	1.29%
Robert N. Brey 9	1,300,000	*
Christopher P. Schnittker 10	328,125	*
Robert J. Rubin 11	690,243	*
Gregg A. Lapointe 12	1,898,476	*
Brian L. Hamilton 13	562,500	*
Tamar D. Howson, M.B.A.	-	*
Virgil D. Thompson, J.D.	-	*
All directors and executive officers as a group (8 persons)	18,465,487	8.12%
_______________
1
Consists of (a) 54,227,816 shares of Common Stock and warrants to purchase 7,141,432 shares of Common Stock exercisable within 60 days of July 30, 2010 held by Sigma-Tau Pharmaceuticals, Inc., (b) 3,282,929 shares of Common Stock and warrants to purchase 1,756,097 shares held by Chaumiere Sarl, and (c) 1,190,770 shares held by Mr. Paolo Cavazza.  Sigma-Tau Pharmaceuticals, Inc. is a direct wholly-owned subsidiary of Sigma-Tau America S.A., which is a direct wholly-owned subsidiary of Sigma-Tau International S.A., which is a direct wholly-owned subsidiary of Sigma-Tau Finanziaria S.p.A. Mr. Paolo Cavazza directly and indirectly owns 38% of Sigma-Tau Finanziaria S.p.A.  Chaumiere Sarl is an indirect wholly owned subsidiary of Aptafin S.p.A., which is owned by Mr. Paolo Cavazza and members of his family.  Accordingly, Mr. Paolo Cavazza may be deemed to beneficially own the shares beneficially owned by Sigma-Tau Pharmaceuticals, Inc. and Chaumiere Sarl.  Mr. Paolo Cavazza's address is Via Tesserte, 10, Lugano, Switzerland.

2
Consists of 54,227,816 shares of Common Stock and warrants to purchase 7,141,432 shares of Common Stock exercisable within 60 days of July 30, 2010 held by Sigma-Tau Pharmaceuticals, Inc.  Sigma-Tau Pharmaceuticals, Inc. is a direct wholly-owned subsidiary of Sigma-Tau America S.A., which is a direct wholly-owned subsidiary of Sigma-Tau International S.A., which is a direct wholly-owned subsidiary of Sigma-Tau Finanziaria S.p.A. Mr. Claudio Cavazza directly and indirectly owns 57% of Sigma-Tau Finanziaria S.p.A.  Accordingly, Mr. Claudio Cavazza may be deemed to beneficially own the shares beneficially owned by Sigma-Tau Pharmaceuticals, Inc.  Mr. Claudio Cavazza's address is Via Sudafrica, 20, Rome, Italy 00144.  Sigma-Tau Pharmaceuticals, Inc.’s address is 9841 Washingtonian Boulevard, Suite 500, Gaithersburg, Maryland 20878.

3	Consists of 17,395,000 shares of Common Stock. The address of Biotex Pharma Investments, LLC is 220 West 42nd Street 6th Floor New York, New York 10036.

4
Consists of (i) 13,780,472 shares of Common Stock held by BAM Opportunity Fund, L.P. (“BAM Partnership”) and (ii) 12,800 shares of Common Stock held by BAM Opportunity Fund SPV, LLC (“BAM SPV”).  BAM Capital, LLC (“BAM General Partner”) serves as the general partner of BAM Partnership, BAM Management, LLC (“BAM Investment Manager”) serves as the investment manager to BAM Partnership and is the manager to BAM SPV, AM Investment Partners, LLC (“AMIP LLC”) has entered into an agreement to combine its business with that of BAM Investment Manager.  Mr. Hal Mintz serves as a managing member of both BAM General Partner and BAM Investment Manager.  Mr. Ross Berman serves as a managing member of both BAM General Partner and BAM Investment Manager.  Mr. Adam Stern serves as a managing member of AMIP LLC.  Mr. Mark Friedman serves as a managing member of AMIP LLC.

Accordingly, (i) BAM General Partner may be deemed to beneficially own the shares beneficially owned by BAM Partnership; (ii) BAM Investment Manager may be deemed to beneficially own the shares beneficially owned by BAM Partnership and BAM SPV; (iii) AM Investment Partners, LLC may be deemed to beneficially own the shares beneficially owned by BAM Investment Manager; (iv) Messrs. Mintz and Berman may be deemed to beneficially own the shares beneficially owned by BAM General Partner and BAM Investment Manager; and (v) Messrs. Stern and Friedman may be deemed to beneficially own the shares beneficially owned by AMIP LLC.

The address of Messrs. Mintz, Berman, Stern and Friedman, BAM Management, LLC and AM Investment Partners, LLC is 1 Liberty Plaza, 27th Floor, New York, NY 10006.
5
Consists of 13,780,472 shares of Common Stock held by BAM Opportunity Fund, L.P. (“BAM Partnership”), BAM Capital, LLC serves as the general partner of BAM Partnership.  The address of BAM Opportunity Fund, L.P. and BAM Capital, LLC is 1 Liberty Plaza, 27th Floor, New York, NY 10006.

6
Consists of 4,900,020 shares of Common Stock and options to purchase 475,000 shares of Common Stock exercisable within 60 days of July 30, 2010. The address of Mr. Buhrman is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

7
Consists of 471,817 shares of Common Stock owned by Dr. Schaber, options to purchase 4,975,000 shares of Common Stock exercisable within 60 days of July 30, 2010, and warrants to purchase 39,526 shares of Common Stock exercisable within 60 days of July 30, 2010. The number of shares beneficially owned by Dr. Schaber does not include any shares underlying stock options that have been granted subject to the approval by our stockholders of an amendment to the 2005 Equity Incentive Plan to increase the maximum number of shares of Common Stock available for issuance under the plan. The address of Dr. Schaber is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

8
Consists of 224,780 shares of Common Stock owned by Mr. Myrianthopoulos and his wife and options to purchase 2,600,000 shares of Common Stock exercisable within 60 days of July 30, 2010. The number of shares beneficially owned by Mr. Myrianthopoulos does not include any shares underlying stock options that have been granted subject to the approval by our stockholders of an amendment to the 2005 Equity Incentive Plan to increase the maximum number of shares of Common Stock available for issuance under the plan.  The address of Mr. Myrianthopoulos is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

9
Consists of options to purchase 1,300,000 shares of Common Stock exercisable within 60 days of July 30, 2010. The number of shares beneficially owned by Dr. Brey does not include any shares underlying stock options that have been granted subject to the approval by our stockholders of an amendment to the 2005 Equity Incentive Plan to increase the maximum number of shares of Common Stock available for issuance under the plan.  The address of Dr. Brey is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

10
Consists of options to purchase 375,000 shares of Common Stock owned by Mr. Schnittker exercisable within 60 days of July 30, 2010. The number of shares beneficially owned by Mr. Schnittker does not include any shares underlying stock options that have been granted subject to the approval by our stockholders of an amendment to the 2005 Equity Incentive Plan to increase the maximum number of shares of Common Stock available for issuance under the plan. The address of Mr. Schnittker is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

11
Consists of 243,902 shares of Common Stock options to purchase 300,000 shares of Common Stock exercisable within 60 days of July 30, 2010, and warrants to purchase 146,341 shares of Common Stock exercisable within 60 days of July 30, 2010. The address of Dr. Rubin is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

12
Consists of 975,610 shares of Common Stock options to purchase 337,500 shares of Common Stock exercisable within 60 days of July 30, 2010, and warrants to purchase 585,366 shares of Common Stock exercisable within 60 days of July 30, 2010. The address of Mr. Lapointe is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

13
Consists of options to purchase 562,500 shares of Common Stock exercisable within 60 days of July 30, 2010. The number of shares beneficially owned by Dr. Hamilton does not include any shares underlying stock options that have been granted subject to the approval by our stockholders of an amendment to the 2005 Equity Incentive Plan to increase the maximum number of shares of Common Stock available for issuance under the plan. The address of Dr. Hamilton is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

*	Indicates less than 1%.
**
 Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of July 30, 2010 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Percentage of ownership is based on 215,813,387 shares of Common Stock outstanding as of July 30, 2010.

EQUITY COMPENSATION PLAN INFORMATION

In December 2005, our Board of Directors approved the 2005 Equity Incentive Plan, which was approved by stockholders on December 29, 2005. In September 2007, our stockholders approved an amendment to the 2005 Equity Incentive Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan by 10,000,000 shares, bringing the total shares reserved for issuance under the plan to 20,000,000 shares. The following table provides information, as of December 31, 2009, with respect to options outstanding under our 1995 Amended and Restated Omnibus Incentive Plan and our 2005 Equity Incentive Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders1	18,763,539	$0.24	454,8311
Equity compensation plans not approved by security holders	-	-	-
TOTAL	18,763,539	$0.24	454,8311
_________
1
Includes our 1995 Amended and Restated Omnibus Incentive Plan and our 2005 Equity Incentive Plan.  Our 1995 Plan expired in 2005 and thus no securities remain available for future issuance under that plan. As of December 31, 2009, under the amended 2005 Equity Incentive Plan, we have issued 1,482,669 shares to individuals as payment for services in the amount of $380,342 as allowed in the plan.

Subject to approval by our stockholders of an amendment to the 2005 Equity Incentive Plan to increase the maximum number of shares of Common Stock available for issuance under the plan, on July 1, 2010, the Compensation Committee approved the grant of stock options to purchase an aggregate of 7,335,000 shares of Common Stock at an exercise price of $0.232 per share.

PROPOSAL 2
REVERSE STOCK SPLIT

General

As of July 30, 2010, the Company’s aggregate market capitalization was approximately $53 million; there were 215,813,387 shares of Common Stock issued and outstanding and the closing price of the Common Stock on that date was $0.245. In order to reduce the number of shares of Common Stock issued and outstanding and in an effort to proportionately raise the share price, the Board of Directors has unanimously adopted a resolution seeking stockholder approval to grant the Board of Directors discretionary authority to implement a reverse stock split within the next three years by filing the amendment to the Certificate of Incorporation . The ratio of the reverse stock split that the Board of Directors approved and deemed advisable and for which it is seeking stockholder approval is in the range from one-for-two to one-for-twenty. The Board of Directors has approved by separate resolution every whole-number ratio within this range, with the exact ratio to be established within this range by the Board of Directors in its sole discretion at the time it elects to effect a reverse stock split.  Approval of this reverse stock split proposal would give the Board of Directors authority to determine the date of the reverse stock split to take place at any time during a period of up to three years commencing on the date the Company’s stockholders approve this proposal or to determine not to proceed with the reverse stock split.

If the stockholders approve the reverse stock split proposal and the Board of Directors decides to implement the reverse stock split within such three year period, the Company will file an amendment to its then current Certificate of Incorporation with the Secretary of State of the State of Delaware (as described below), which will effect a reverse split of the shares of the Common Stock then issued and outstanding at the specific ratio determined by the Board of Directors. The reverse stock split, if implemented, also would decrease the number of authorized shares of our Common Stock proportionately based on the reverse stock split ratio selected by the Board of Directors, but the $.001 par value per share of the Common Stock would not change.  Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of Common Stock, on a fully diluted basis with respect to shares of Common Stock underlying options, warrants and other derivative securities, outstanding immediately after the reverse stock split as such stockholder held immediately prior to the split.

Purpose

The Board of Directors is seeking stockholder approval of the authority to implement a reverse stock split because it believes that a higher stock price may help generate and enable greater institutional investor interest in the Company and help us attract and retain employees and other service providers. The Board of Directors believes that institutional investors and investment funds are generally reluctant to invest in lower priced over-the-counter traded stocks. The Board of Directors also believes that a higher stock price will facilitate a listing on a major stock exchange such as the NASDAQ Global Select Market, which will further generate and enable institutional investor interest in the Company.  Accordingly, the Board of Directors concluded that reducing the number of outstanding shares of Common Stock might be desirable in order to attempt to support a higher stock price per share based on our current market capitalization. In addition, the Board of Directors considered that our Common Stock might not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks.  The combination of lower transaction costs and increased interest from institutional investors and bank analysts can ultimately improve the trading liquidity of Common Stock.  In order to reduce the number of shares of Common Stock outstanding and thereby attempt to proportionally raise the per share price of Common Stock, the Board of Directors believes that it is in the best interests of our Company’s stockholders for the Board of Directors to obtain the authority to implement a reverse stock split.

The Board of Directors believes that stockholder approval of a number of ratios within a range (rather than an exact exchange ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split.  If the stockholders approve the reverse stock split proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the best interests of the Company and our stockholders at the time it is implemented over the next three years.  In connection with any determination to effect a reverse stock split, the Board of Directors will set the timing for such a split and select the specific ratio within the range. These determinations will be made by the Board of Directors in its effort to create the greatest marketability of the Common Stock based on prevailing market conditions at that time.  If the Board of Directors implements a reverse stock split, its choice of a ratio will depend largely on the current market prices of the Common Stock during the period leading up to that date.  It is not possible at this point to specify an exact ratio or even a likely ratio that the Board of Directors would consider to be in our best interest. No further action on the part of stockholders will be required either to implement or abandon the reverse stock split. If the Board of Directors determines not to proceed with a reverse stock split within three years after receiving stockholder approval of the reverse stock split, the authority granted in this proposal to implement a reverse stock split on these terms will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the split is no longer in the best interests of the Company and our stockholders.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of the Common Stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Common Stock following the reverse stock split will either exceed or remain higher than the current per share market price.

There can be no assurance that the market price per new share of Common Stock (the “New Shares”) after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of Common Stock (the “Old Shares”) outstanding before the reverse stock split. For example, based on a market price of the Common Stock of $0.245 per share (which was the closing price on July 30, 2010), if the Board of Directors decided to implement the reverse stock split and selects a reverse stock split ratio of one-for-five, there can be no assurance that the post-split market price of the Common Stock would be $1.225 per share or greater.  Alternatively, based on the same market price of the Common Stock of $0.245 per share, if the Board of Directors decided to implement the reverse stock split and selects a reverse stock split ratio of one-for-twenty, there can be no assurance that the post-split market price of the Common Stock would be $4.90 per share or greater.

Accordingly, the total market capitalization of the Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

There can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors and brokers.

While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers or that, if attained, such price will be maintained.

There can be no assurance that the reverse stock split will result in a per-share price that will increase the Company’s ability to attract and retain employees and other service providers.

While the Board of Directors believes that a higher stock price may help us attract and retain employees and other service providers who are less likely to work for a company with a low stock price, there can be no assurance that the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers or that, if attained, such price will be maintained.

A decline in the market price for the Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Common Stock could be adversely affected following a reverse stock split.

The market price of the Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.  In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a reverse stock split are lower than they were before the reverse stock split.  Furthermore, the reduced number of shares that would be outstanding after the reverse stock split could adversely affect the liquidity of the Common Stock.

Principal Effects of the Reverse Stock Split

Corporate Matters.

If approved and effected, the reverse stock split would have the following effects:

•
Depending on the exact reverse stock split ratio selected by the Board of Directors, between two and twenty Old Shares owned by a stockholder would be exchanged for one New Share.  To illustrate, a shareholder who currently holds 200 shares of Common Stock would exchange those 200 Old Shares for 100 New Shares if a one-for-two reverse split were implemented, or 10 New Shares if a one-for-twenty reverse split were implemented. If a one-for-six reverse split were implemented, a holder of 200 Old Shares would exchange those shares for 34 New Shares, rounded up for the fractional share interest of the remaining 2 Old Shares;

•	The number of shares of Common Stock issued and outstanding will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors;

•	The number of shares of Common Stock authorized to be issued will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors;

•
Based on the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

•	The number of shares reserved for issuance under the 2005 Plan will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

If approved and effected, the reverse stock split will be effected simultaneously for all of the Common Stock and the ratio will be the same for all of the Common Stock.  The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, subject to being rounded up to the next whole number in the case of fractional shares, as described below.  Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Fractional Shares. No scrip or fractional certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number selected by the Board of Directors for the reverse stock split ratio will be will be rounded up to the nearest whole share amount.

If approved and effected, the reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Authorized Shares.  Upon the effectiveness of the reverse stock split, the number of authorized shares of Common Stock would proportionately decrease based on the reverse stock split ratio selected by the Board of Directors.  Under the Certificate of Incorporation, we currently have the authority to issue 405,000,000 shares of capital stock, of which 400,000,000 shares are designated as Common Stock, 4,500,000 shares are designated as "Preferred Stock," 200,000 shares are designated as "Series B Convertible Preferred Stock," 200,000 shares are designated as "Series C Convertible Preferred Stock," and 100,000 shares are designated as “Series A Junior Participating Preferred Stock” We currently have 215,813,387 shares of Common Stock issued and outstanding and do not have any other class of stock outstanding.  Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise.  If we issue additional shares, the ownership interest of holders of Common Stock may also be diluted.  Also, the issued shares may have rights, preferences or privileges senior to those of the Common Stock.

The Board of Directors believes, based on the number of shares of Common Stock currently outstanding, the number of shares reserved for issuance under stock option plans and warrants, and the number of shares the Company reasonably expects to issue in future transactions, that, after giving effect to the reverse split at any of the proposed ratios, 400,000,000 is an excessive number of shares of Common Stock for the Company to be authorized to issue without stockholder approval.  In addition, one method that the State of Delaware uses to impose franchise taxes upon domestic corporations is based upon a corporation’s authorized capital.  Accordingly, the Board of Directors believes that a decrease in the number of authorized shares of Common Stock would reduce the amount of franchise taxes that the Company is required to pay annually and would be in the best interests of the Company.  The Board of Directors believes that a reduction in the number of shares of Common Stock authorized for issuance at the same ratio determined by the Board of Directors with regard to the reverse split will leave a sufficient number of authorized shares of Common Stock to maintain the requisite amount of flexibility required by the Company’s ongoing activities.

Effects at Illustrative Ratios. The following table illustrates the aggregate effect of a reverse split, at illustrative levels of one-for-two, one-for-6, one-for-ten, and one-for-twenty on the numbers of shares of Common Stock outstanding, on the numbers of shares of Common Stock issuable on exercise or conversion of exercisable or convertible securities, and on the number of authorized but unissued and unreserved shares that would be available for issuance.

	Before reverse stock split	Effect of 1 for 2 reverse stock split	Effect of 1 for 6 reverse stock split	Effect of 1 for 10 reverse stock split	Effect of 1 for 20 reverse stock split
Issued and outstanding shares	215,813,387	107,906,693	35,968,898	21,581,388	10,790,669
Shares issuable upon exercise or conversion of all outstanding exercisable and convertible securities	80,018,570	40,009,285	13,336,429	8,001,857	4,000,929
Authorized shares of Common Stock	400,000,000	200,000,000	66,666,667	40,000,000	20,000,000
Authorized, but unissued shares available for issuance	104,168,043	52,084,022	17,361,341	10,416,805	5,208,403

Accounting Matters. The reverse stock split will not affect the par value of the Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of the Common Stock will be restated because there will be fewer shares of Common Stock outstanding.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and reduction of the number of authorized shares of Common Stock and the Board of Directors decides to implement the reverse stock split and reduction of the number of shares of authorized Common Stock within the next three years at a time that the Board of Directors deems appropriate, we will file an amendment to the Certificate of Incorporation (“Amendment to Certificate of Incorporation”) with the Secretary of State of the State of Delaware to amend our existing Certificate of Incorporation. The reverse stock split and reduction of the number of shares of authorized Common Stock will become effective at the time specified in the Amendment to Certificate of Incorporation, which is referred to below as the “effective time.” Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.  The text of the Amendment to Certificate of Incorporation to effect the reverse stock split, if implemented by the Board of Directors, would be in substantially the form attached hereto as Annex A; provided, however, that the text of the form of Amendment to Certificate of Incorporation attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time and the applicable reverse stock split ratio determined by the Board of Directors.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent, American Stock Transfer & Trust Company, will act as exchange agent for purposes of implementing the exchange of stock certificates.  Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders.  No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.  Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares.  STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of a reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of a reverse stock split and is included for general information only and is not intended as tax advice to any person or entity.  Further, it does not address any state, local or foreign income or other tax consequences.  For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides.  Also, it does not address the tax consequences to holders in light of their individual circumstances or to the holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, partnerships, limited liability companies and other tax-transparent entities, broker-dealers, holders subject to the alternative minimum tax provisions of the Internal Revenue Code, holders who hold their stock as part of a hedge, wash sale, appreciated financial position, straddle, conversion transaction, synthetic security or other risk reduction transaction or integrated investment, holders who have acquired their stock upon exercise of employee options or otherwise as compensation and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code (generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Subject to the discussion below concerning the treatment of fractional shares, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the reverse stock split and the aggregate tax basis of the New Shares received in the reverse stock split, including any fraction of a New Share deemed to have been received, will be the same as the stockholder’s aggregate tax basis in the Old Shares that are exchanged.  Subject to the discussion below concerning the treatment of fractional shares, each stockholder’s holding period for the New Shares will include the period during which each stockholder held its Old Shares surrendered in the reverse stock split. The Company itself would not realize any taxable gain or loss as a result of a reverse stock split.

The Internal Revenue Service, however, may take the position that the receipt of an additional portion of a share in lieu of fractional shares is a distribution and the discussion in this paragraph assumes such treatment.  Such distribution is taxable as a dividend to the extent that we have earnings or profits as determined for federal income tax purposes, in which case a stockholder would recognize dividend income equal to the fair market value of the additional fraction of a share received.  To the extent that the fair market value of the additional fraction of a share received by each of the stockholders is greater than the Company’s earnings and profits, such excess would be treated first as a return of each stockholder’s basis in such stockholder’s Old Shares and the amount in excess of basis would be taxable capital gain.  To the extent Old Shares have been held by a stockholder for more than one year, such gain should be long-term capital gain.  In general, each stockholder would have a basis in such additional fraction of a share equal to its fair market value and a holding period that begins on the day after the additional fraction of a share is received.  Stockholders should consult their own tax advisors regarding the tax consequences to them of the receipt of additional shares including the calculation of basis and holding period.

Our view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF A REVERSE STOCK SPLIT.

Recommendation of Board of Directors

The Board of Directors recommends that you vote “FOR” the approval of the Amendment to the Certificate of Incorporation and the grant of discretionary authority to the Board of Directors to effect a reverse stock split and proportionately decrease the number of shares of authorized Common Stock available for issuance at a time that the Board of Directors deems appropriate over the next three years.

PROPOSAL 3
AMENDMENT TO 2005 PLAN

General

In 2005, the Board of Directors and stockholders adopted the 2005 Plan. The 2005 Plan constitutes a key element of the Company’s total compensation program. This plan is designed to advance our interests by providing for the grant of stock-based and other incentive awards to our key employees and key non-employees.

Purpose

As a result of prior grants of stock options under the 2005 Plan, no shares of Common Stock remained available for grant under the 2005 Plan as of July 30, 2010.  The Board has unanimously adopted resolutions setting forth the proposed amendment to the 2005 Plan, declaring its advisability and directing that the proposed amendment be submitted to stockholders for their approval. If adopted by the stockholders, the amendment will become immediately effective, which the Company currently expects will occur on or about September 23, 2010.  If approved, the total number of shares available for the grant under the 2005 Plan will be increased by 15,000,000 shares, and the aggregate number of shares will increase from 20,000,000 to 35,000,000.
Notwithstanding the proposed increase, if the proposed reverse stock split is approved and effected, the number of shares reserved for issuance under the 2005 Plan will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote "FOR" the approval of the proposed amendment to the 2005 Plan.

Summary of the 2005 Plan

The following summary of the material features of the 2005 Plan is qualified in its entirety by the full text of the 2005 Plan that appears as Annex B to this proxy statement. All references to the "Code" are to the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.  This summary does not include the proposed increase in number of number of shares of Common Stock available for the grant under the 2005 Plan.

The 2005 Plan became effective on December 29, 2005 and will terminate on the date of the annual meeting of the Board of Directors immediately following the tenth (10th) anniversary of the Board of Director's adoption of the plan. The 2005 Plan is administered by the Compensation Committee of the Board of Directors.

The 2005 Plan provides for the grant of stock options (both non-statutory options or "NSOs" and, in the case of employees, incentive stock options or "ISOs"), restricted stock, deferred stock and unrestricted stock. Unless otherwise determined by the Compensation Committee, awards may not be transferred except by will or by the laws of descent and distribution.

Number of Shares.

A maximum of 20,000,000 shares of Common Stock may be delivered in satisfaction of awards made under the 2005 Plan.  The maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year will be 4,000,000. The maximum benefit that will be paid to any person under other awards in any calendar year will be 2,000,000 shares. In the event of a stock dividend, stock split or other change in our capital structure, or a distribution to stockholders other than normal cash dividends, the Compensation Committee will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to and available for awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Compensation Committee may also make similar adjustments in response to any other event, as the Compensation Committee deems appropriate, to avoid distortion in the operation of the 2005 Plan. Any such adjustment shall, to the extent applicable, comply with Section 409A of the Code.

The share limitations described above are in addition to the limitation on the number of shares available for awards under the 2005 Plan. The maximum number of shares that may be issued under the 2005 Plan represents approximately 9.3% of the total number of shares of the Common Stock outstanding on July 30, 2010.

Administration of 2005 Plan.

The 2005 Plan is administered by a committee of the Board of Directors, currently the Compensation Committee. Compensation Committee members are required to satisfy applicable requirements for independence. The Compensation Committee will have full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. The Compensation Committee will determine any questions that may arise regarding the interpretation and application of the provisions of the 2005 Plan and to make, administer and interpret such rules and regulations as it deems necessary or advisable. The Compensation Committee's determinations are conclusive and bind all parties.

Eligibility.

Participation in the 2005 Plan is limited to our key employees and to key non-employees (other persons or entities including consultants and non-Employee directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company).

Stock Options.

Each stock option awarded under the 2005 Plan will be a NSO unless expressly designated as an ISO at the time of the grant. The exercise price of stock options granted under the 2005 Plan will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the Common Stock subject to the option, determined at the time the option is granted unless otherwise required by the Code with respect to an ISO. The term of any option granted under the 2005 Plan may not exceed ten years. Options will be exercisable at such time or times and on such conditions as the Compensation Committee specifies. Notwithstanding the foregoing, to the extent that any NSO is granted at an exercise price less than 100% of the fair market value of the Common Stock subject to the option, the requirements of Section 409A of the Code shall be satisfied as set forth in more particularity in the Individual Stock Option Agreement.

Restricted Stock Awards; Unrestricted Stock; Deferred Stock.

The 2005 Plan provides for awards of nontransferable shares of Common Stock which may be subject to repurchase or forfeiture as set forth in more particularity in the Individual Restricted Stock Agreement. The Compensation Committee may, at the time any other award is granted, provide that any or all the Common Stock delivered pursuant to an award will be restricted Common Stock. The 2005 Plan also provides for awards of unrestricted stock, but no more than 1,500,000 shares of unrestricted stock in the aggregate may be granted at less than fair market value or not in lieu of cash compensation equal to fair market value. The 2005 Plan provides for deferred grants entitling the recipient to receive Common Stock upon the satisfaction of conditions determined by the Compensation Committee in its discretion. To the extent required, all such awards shall comply with the requirements of Section 409A of the Code.

Performance Awards.

Any award under the 2005 Plan may be made subject to the satisfaction of performance criteria specified by the Compensation Committee. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Code, the Compensation Committee will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any performance criterion based on performance over time will be determined by reference to a period of at least one year. The Compensation Committee will determine whether the performance criteria that have been chosen for a particular performance award have been met. Notwithstanding the foregoing, to the extent that any award under the 2005 Plan may be subject to Section 409A of the Code and subject to the satisfaction of performance criteria specified by the Compensation Committee, such performance parameters shall specifically comply with Section 409A of the Code in addition to such criteria necessary to qualify for exemption under Section 162(m) of the Code.

Termination of Affiliation with Company: Effect on Stock Options.

Except as otherwise determined by the Compensation Committee or as stipulated by an employment contract, if a participant in the 2005 Plan dies, any ISO or NSO granted with an exercise price equal to or greater than the fair market value of the underlying shares owned by the participant will, to the extent exercisable on the date of death, remain exercisable for a one-year period, provided that no such option will be exercisable beyond the end of its original term. In addition, and except as otherwise determined by the Compensation Committee or as stipulated by an employment contract, if a participant's affiliation with the Company ends because of the participant's total and permanent disability, then any ISOs and NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares held by the participant that were exercisable at the time of disability may be exercised by the participant at any time in accordance with the original terms of the options. Finally, and except as otherwise determined by the Compensation Committee, if a participant's employment (or other applicable affiliation with the Company) terminates for any reason other than death or disability, ISOs and NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares that were exercisable at the time the participant ceased to be affiliated with the Company will remain exercisable for three months, provided that (i) under no circumstances will any option be extended beyond its original term; and (ii) in the case of termination of the participant for cause, the Compensation Committee may elect to terminate any options immediately. In all cases, ISOs and NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares that are not exercisable on the date of termination will terminate on that date. With respect to any NSO granted with an exercise price equal to or greater than the fair market value of the underlying shares, the treatment of the option upon a termination of affiliation with the Company shall be set forth in the Individual Stock Option Agreement as determined by the Compensation Committee.

Termination of Affiliation with the Company: Effect on Restricted and Deferred Stock.

Upon a termination of affiliation of the Company, as set forth in more particularity in the Individual Restricted and/or Deferred Stock Award Agreement and as determined by the Compensation Committee, any share of Common Stock subject to a continuing restriction may be repurchased by the Company. Common Stock awards, whether restricted or deferred, to which the participant did not become irrevocably entitled prior to the termination of the participant's affiliation with the Company will be forfeited upon termination of affiliation.

Effect of Certain Mergers, Consolidations, Etc.

In the case of certain mergers, consolidations or similar transactions in which a majority of our stock or all or substantially all of its assets are acquired, or in the case of a dissolution or liquidation, the Compensation Committee may, in its discretion, make options immediately exercisable, remove restrictions on shares of restricted Common Stock, waive conditions on any deferred awards of Common Stock and remove any performance or other conditions on any award. In addition, the Compensation Committee may, under such circumstances, provide for replacement awards for certain participants. Notwithstanding the foregoing, to the extent applicable, any such modification and/or replacement award shall comply with the requirements of Section 409A of the Code as set forth in more particularity in the Individual Option or Stock Award Agreement.

Amendment of 2005 Plan.

The Compensation Committee may amend the 2005 Plan or any outstanding award for any purpose that may at the time be permitted by law, and may at any time terminate the 2005 Plan as to any future grants of awards. The Compensation Committee may not, without the approval of our stockholders, effectuate a change to the 2005 Plan (i) for which stockholder approval is required in order for the 2005 Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code; or (ii) if the change would increase the aggregate number of shares of Common Stock that may be delivered under the 2005 Plan, or change the class of persons or entities that qualify as participants under the 2005 Plan. Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including but not limited to Section 409A of the Code.

Federal Income Tax Consequences

The following discussion summarizes certain of the material federal income tax consequences under the Code of the issuance and receipt of options under the 2005 Plan.

Incentive Stock Options.

In general, an optionee realizes no taxable income upon the grant or exercise of an ISO, although the exercise of an ISO may result in an alternative minimum tax liability. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (with a corresponding deduction available to the Company) generally equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is generally treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent disposition is generally treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a NSO. ISOs are also treated as non-statutory options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Non-statutory Options.

In general, in the case of a NSO granted with an exercise price equal to or greater than the fair market value of the underlying shares, the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price.  A corresponding deduction is available to the Company equal to the amount of ordinary income recognized by the optionee.  Upon a subsequent disposition of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction. The ordinary income recognized on exercise shall be subject to applicable withholding and employment taxes.

With respect to NSOs granted with an exercise price at less than the fair market value of the underlying shares, it is intended that, the Individual Stock Option Agreement will contain such terms and conditions as are required under Section 409A of Code including without limitation provisions applicable to the vesting and exercise of such NSOs such that taxation will not occur until exercise of these options under the general rules for NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares.

The foregoing summary assumes that stock options are exercised for substantially vested stock. Where a stock option is exercised for Restricted Stock, as is permitted by the 2005 Plan, the tax treatment will differ from the treatment summarized above. In general, a participant who exercises a NSO for Restricted Stock will have income taxable at ordinary income rates only when the stock vests, in an amount equal to the fair market value of the stock at time of vesting less the exercise price. However, the participant may make a special election under Section 83(b) of the Code to have the income measured and taken into account, instead, at time of exercise. Such election must be made within 30 days of exercise. In either case, a corresponding deduction will be available to the Company. In the case of a participant who exercises an ISO for Restricted Stock, the determination of "alternative minimum taxable income" (relevant in determining whether an alternative minimum tax must be paid) will follow rules similar to the rules for determining ordinary income in the case of the exercise of a NSO. For federal income tax purposes, the exercise of an ISO for Restricted Stock will be treated the same as the exercise of an ISO for substantially vested stock, provided that the shares are held for the requisite one-year and two-year holding periods described above, but further provided that an election under Section 83(b) of the Code may not be available with respect to the early recognition of ordinary income upon exercise if the one-year and two-year holding periods described above are not met.

Specific provisions regarding the impact of a change in control of the Company on any award granted under the 2005 Plan will, to the extent necessary, comply with the requirements of Section 409A of the Code and as set forth in more particularity in the Individual Option and/or Stock Award Agreement.

The Code also limits to $1 million the deduction the Company may claim for compensation paid annually to any of the Chief Executive Officer or the three most highly paid executive officers other than the Chief Financial Officer (each a “Covered Person”), subject to a number of exceptions. The deduction limitation rules provide an exemption for compensation attributable to the exercise of non-discounted stock options that satisfy certain requirements. Stock options awarded under the 2005 Plan are intended to qualify for this exemption.

Stock Awards

Persons receiving Common Stock pursuant to an Award generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid. Such compensation income will be taxed at ordinary income rates and subject to applicable withholdings and employment taxes. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognized capital gain or loss equal to the difference between the amount realized upon the sale and the seller's adjusted tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as compensation income). Special rules apply if the Common Stock acquired pursuant to an Award is subject to vesting, or is subject to restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders. Deferred Stock issued pursuant to an Award may also be subject to special rules. In addition, any award issued pursuant to the 2005 Plan, except ISOs and NSOs granted at fair market value, may be subject to the requirements of Section 409A of the Code and accordingly, subject to special rules.

Compliance with Section 409A of the Code

To the extent applicable, it is intended that the 2005 Plan and any grants made thereunder comply with or are otherwise exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2005 Plan and any grants made under the 2005 Plan will be administered in a manner consistent with this intent.  Any reference in the 2005 Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

New Plan Benefits

Subject to stockholder approval of the amendment to the 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan by 15,000,000 shares, on July 1, 2010, the Compensation Committee approved the grant of stock options to purchase shares of Common Stock.  Assuming stockholder approval of the amendment to the 2005 Plan, the following table sets forth each the number of shares of Common

Stock underlying stock options, and the dollar value of such options, to be granted to (i) each Named Executive Officer, (ii) the current executive officers as a group, and (iii) all employees, including current officers who are not executive officers as a group.   The stock options will have a term of 10 years, subject to earlier termination upon the occurrence of certain events related to termination of employment, and will vest at a rate of 25% on July 1, 2010 with the remainder vesting quarterly in equal amounts on each three (3) month anniversary of July 1, 2010 for the next three years.

NEW PLAN BENEFITS 2005 Equity Incentive Plan
Name and Position	Dollar Value ($) *	Number of Shares Underlying Options
Christopher J. Schaber	$249,394	2,200,000
Evan Myrianthopoulos	$119,029	1,050,000
Brian L. Hamilton	$90,659	800,000
Executive Officers as a group (5 persons)	$634,821	5,600,000
Non-Executive Officer Employees as a group (8 persons)	$196,681	1,735,000
_____________________
*           The dollar value of option awards calculated as of the grant date, July 1, 2010, under FASB ASC 718.

PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors appointed Amper, Politziner & Mattia, LLP, independent certified public accountants, as auditors of our financial statements for the year ending December 31, 2010, subject to the ratification of such appointment by stockholders at the Annual Meeting.

A representative of Amper, Politziner & Mattia, LLP is expected to be available at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote "FOR" ratification of Amper, Politziner & Mattia, LLP as our independent auditors for the year ending December 31, 2010.

The following table highlights the aggregate fees billed during each of the two years ended December 31, 2009 by Amper, Politziner & Mattia, LLP (our principal accountants in 2009), Sweeney, Matz & Co., LLC (our principal accountants in 2008), and Gentile, Pismeny & Brengel, LLP (our tax advisors in 2009).

	2009	2008
Audit fees1	$96,900	$107,302
Audit related fees	19,900	6,254
Tax fees2	9,710	9,229
Total	$126,510	$122,785
______________

1
Relates to services performed during the audit of each of those years and reviews of our financial statements included in our Quarterly Reports on Form 10-Q during those years. Although Amper was engaged for the December 31, 2008 audit, our fees related to them were incurred in 2009.

2
Sweeney, Matz & Co., LLC billed us $9,229 for tax compliance for the year ended December 31, 2008. We engaged Gentile, Pismeny & Brengel, LLP as our tax advisors in 2009. Our fees associated with our 2008 tax returns were incurred in 2009.

Other Fees

Our principal accountants did not bill us for any services or products other than as reported above during each of the two years ended December 31, 2009.

Pre-Approval Policies and Procedures

The audit committee has adopted a policy that requires advance approval of all audit services and permitted non-audit services to be provided by the independent auditor as required by the Exchange Act. The audit committee must approve the permitted service before the independent auditor is engaged to perform it.

The audit committee approved all of the services described above in accordance with its pre-approval policies and procedures.

OTHER MATTERS

Deadline for Stockholder Proposals

Under SEC Rule 14a-8, stockholder proposals for the Annual Meeting of Stockholders to be held in 2011 will not be included in the proxy statement for that meeting unless the proposal is proper for inclusion in the proxy statement and for consideration at the next Annual Meeting of Stockholders, and is received by our Secretary at our executive offices, no later than April 15, 2011. Stockholders must also follow the other procedures prescribed in SEC Rule 14a-8 under the Exchange Act, as well as our By-Laws, which contain requirements that are separate and apart from the SEC requirements of Rule 14a-8. Our By-Laws provide that stockholders desiring to bring business before the 2010 Annual Meeting, including nomination of a person for election to our Board of Directors, must provide written notice to our Secretary at our executive offices no earlier than 75 days, and no later than 45 days, before the one year anniversary of the mailing of this proxy statement. The written notice must include the information required by Section 2.4 of the By-Laws: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, and such person's written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you notify our Secretary at our executive offices. If you wish to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at our executive offices.

Financial Statements and Exhibits to Form 10-K

Our financial statements are contained in our Annual Report on Form 10-K for our fiscal year ended December 31, 2009 that was filed with the Securities and Exchange Commission on March 31, 2010, a copy of which is made available with this proxy statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material.

The Form 10-K made available with this proxy statement does not include copies of the exhibits to that filing.  We will furnish any such exhibit upon payment of a reasonable fee by request sent to us, c/o Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

Other Matters

Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the form of proxy will vote the shares represented by proxies in accordance with their judgment on such matters.

The cost of this proxy solicitation will be borne by us. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies by telephone, facsimile, e-mail or other forms of communication, without special compensation for such activities.  We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies.  If we do, our costs for such services will be within the range of what is customary for companies with similar operations and a similar number of shareholders and are not expected to be material.  We will also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. We will reimburse such banks, brokers, fiduciaries, custodians, nominees and other record holders for their reasonable out-of-pocket expenses of solicitation.

By order of the Board of Directors,

/s/ Christopher P. Schnittker
Christopher P. Schnittker, C.P.A.
Corporate Secretary

ANNEX A

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

THE UNDERSIGNED, being a duly appointed officer of Soligenix, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending the Corporation’s Amended and Restated Certificate of Incorporation, as amended to the date hereof (the “Certificate of Incorporation”), hereby certifies, pursuant to Sections 242 and 103 of the DGCL, as follows:

FIRST:  The name of the Corporation is Soligenix, Inc.

SECOND: The amendment to the Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 228 and 242 of the DGCL.

SECOND:  The Certificate of Incorporation, as amended, of the Corporation is hereby amended by striking out the first introductory paragraphs of Article IV thereof, and by substituting in lieu thereof, the following new introductory paragraphs:

“The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is [                 ] ([                 ]) shares, of which [                 ] ([                 ]) shares, of par value of $.001 per share, shall be of a class designated “Common Stock,” four million five hundred thousand (4,500,000) shares, of a par value of $.001 per share, shall be of a class designated “Preferred Stock,” two hundred thousand (200,000) shares, of a par value of $.05 per share, shall be of a class designated “Series B Convertible Preferred Stock,” two hundred thousand (200,000) shares, of a par value of $.05 per share, shall be of a class designated “Series C Convertible Preferred Stock,” and one hundred thousand (100,000) shares, of a par value of $.001 per share, shall be of a class designated “Series A Junior Participating Preferred Stock.”  Upon this Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), every [            ] shares of the Corporation’s Common Stock, par value $.001 per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of Common Stock, $.001 per share, of the Corporation (the “New Common Stock”), subject to the treatment of fractional share interests described below.

 Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates.  No fractional shares of Common Stock of the Corporation shall be issued. Fractional shares of New Common Stock will be rounded up to the nearest whole share amount.

The designations, powers, preferences, privileges, and relative, participating, option, or other special rights and qualifications, limitations or restrictions of the above classes of capital stock shall be as follows:”

A-1

IN WITNESS WHEREOF, the undersigned has made and signed this Certificate of Amendment this [    ] day of [             ], 20[  ] and affirms the statements contained herein as true under penalty of perjury.

Soligenix, Inc.

By:	/s/
Name
Title

A-2

ANNEX B

SOLIGENIX, INC.
2005 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS
ON DECEMBER 2, 2005

The purpose of this 2005 Equity Incentive Plan (the “Plan”) is to advance the interests of Soligenix, Inc. by enhancing its ability to attract and retain employees and other persons who can make significant contributions to the success of the Company through ownership of shares of the Company’s common stock.

The Plan is intended to accomplish this goal by enabling the Company to grant Awards in the form of options, restricted stock awards, deferred stock awards, unrestricted stock, performance awards, or combinations thereof, as described in greater detail below.

ARTICLE I

DEFINITIONS

1.1           General.  Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

1.2           Award.  “Award” shall mean the grant of an option, deferred stock, restricted stock, unrestricted stock, performance award, stock appreciation right or any combination thereof pursuant to this Plan.

1.3           Award Limit.  “Award Limit” shall mean four million (4,000,000) shares of common stock.

1.4           Board.  “Board” shall mean the Board of Directors of the Company.

1.5           Code.  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

1.6           Committee.  “Committee” shall mean the Committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no Committee is selected. If the Board delegates powers to a Committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such Committee shall consist initially of not less than two (2) members of the Board, each member of which must be a “Non-Employee Board Member” within the meaning of the applicable rules promulgated pursuant to the Exchange Act. The failure of any Committee members to qualify as a “Non-Employee Board Member” shall not otherwise affect the validity of an Award. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Award pursuant to the Plan or any similar plan of the Company or any affiliate while serving on the Committee unless the Board determines that the grant of such Award satisfies the then current Rule 16b-3 requirements under the Exchange Act.

Notwithstanding anything herein to the contrary, and insofar as the Board determines that it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an “outside director” (as defined in regulations or other guidance issued by the Internal Revenue Service under Code Section 162(m)).

1.7           Company.  “Company” shall mean Soligenix, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

1.8           Disability or Disabled.  “Disability or Disabled” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code, except as otherwise may be required by section 409A, in which case “disability” shall be defined as set forth in section 409A.

1.9           Exchange Act.  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.10           Fair Market Value.  “Fair Market Value” of a share of common stock as of a given date shall be (i) the mean between the highest and lowest selling price of a share of common stock on such date on the principal exchange on which shares of common stock are then trading, if any, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred, or (ii) if the common stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the common stock on such date as reported by AMEX or, if AMEX is not then in existence, by its successor quotation system; or (iii) if the common stock is not publicly traded, the Fair Market Value of a share of common stock as established by the Committee acting in good faith.

1.11           Key Employee.  “Key Employee” shall mean an employee of the Company or of an affiliate (including, without limitation, an employee who also is serving as an officer or director of the Company or of an affiliate), designated by the Board or the Committee as being eligible to be granted one or more options under the Plan.

1.12           Key Non-Employee.  “Key Non-Employee” shall mean a Non-Employee Board Member, consultant, or independent contractor of the Company or of an affiliate who is designated by the Board or the Committee as being eligible to be granted one or more options under the Plan.

1.13           Non-Employee Board Member.  “Non-Employee Board Member” shall mean a director of the Company who is not an employee of the Company or any of its affiliates. For purposes of this Plan, a Non-Employee Board Member shall be deemed to include the employer of such Non-Employee Board Member, if the Non-Employee Board Member is so required, as a condition of his employment, to provide that any option granted hereunder be made to the employer.

1.14           Participant.  “Participant” shall mean a Key Employee or a Key Non-Employee to whom an award is granted under the Plan.

1.15           Plan.  “Plan” shall mean this Equity Compensation Plan, as amended from time to time.

1.16           Shares.  “Shares” shall mean the following shares of the capital stock of the Company as to which Awards have been or may be granted under the Plan; treasury shares or authorized but unissued common stock $.001 par value, or any share of capital stock into which the shares are changed or for which they are exchanged within the provision of the Plan.

1.17           Rule 16b-3.  “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.18           Termination of Directorship.  “Termination of Directorship” shall mean the time when an optionee who is an independent director ceases to be a director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

1.19           Termination of Employment.  “Termination of Employment” shall mean the time when the employee-employer relationship between the optionee, grantee or restricted stockholder and the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment, continuing employment or retention as a consultant or advisor of an optionee, grantee or restricted stockholder by the Company, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to “incentive stock options”, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purpose of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an employee’s employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE II

SHARES SUBJECT TO PLAN

2.1           Shares Subject to Plan.

(a)           The shares of stock subject to options, awards of restricted stock, performance awards, awards of deferred stock or unrestricted stock shall be the Company’s common stock, $.001 par value. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed twenty million (20,000,000), subject to adjustment as provided in Section 9.3. The shares of common stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

(b)           The maximum number of shares which may be subject to options or stock appreciation rights granted under the Plan to any individual in any calendar year shall not exceed the limitations set forth in this subsection 2.1(b) as follows:

(i)           Subject to adjustment as provided in Section 9.3, the maximum number of shares of stock as to which options may be granted to any Participant in any one calendar year shall be 4,000,000. These limits shall be construed and applied in a manner that is consistent with the rules under Section 162(m) of the Code.

(ii)           Subject to adjustment as provided in Section 9.3, the maximum number of shares of stock subject to performance awards granted to any Participant in any one calendar year shall be 2,000,000. This limit shall be construed and applied in a manner that is consistent with the rules under Section 162(m) of the Code.

(c)           To the extent required by Section 162(m) of the Code, shares subject to options which are canceled shall continue to be counted against the Award Limit and if, after grant of an option, the price of shares subject to such option is reduced, the transaction shall be treated as a cancellation of the option and a grant of a new option and both the option deemed to be canceled and the option deemed to be granted shall be counted against the Award Limit.  This subparagraph (c) shall be construed in a manner consistent with the requirements of section 409A of the Code and any such cancellation and subsequent grant or Award shall fully comply with the requirements of said section 409A.

2.2           Unexercised options and Other Rights.  Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) an option expires or is otherwise terminated without being exercised, or (ii) any shares of stock subject to any restricted stock, deferred stock or performance award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

ARTICLE III

GRANTING OF OPTIONS

3.1           Eligibility.  Any officer, employee, consultant, advisor or director shall be eligible to be granted an option.

3.2           Granting of options.

(a)           The Committee shall from time to time, in its absolute discretion:

(i)           Select which Participants shall be granted options;

(ii)           Subject to the Award Limit, determine the number of shares subject to such options;

(iii)           Determine whether such options are to be incentive stock options or non-qualified stock options and whether such options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv)           Determine the terms and conditions of such options, consistent with this Plan; provided, however, that the terms and conditions of options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

(b)           The Committee shall instruct the secretary of the Company to issue such options and may impose such conditions on the grant of such options as it deems appropriate, including substitution or replacement of awards, cancellation and replacement or other adjustments to the Award, including but not limited to the strike price. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an option that the optionee surrender for cancellation some or all of the unexercised options, awards of restricted stock, deferred stock, performance awards or unrestricted stock or other rights which have been previously granted to him under this Plan or otherwise.  Any such surrender and subsequent grant or Award shall fully comply with the requirements of section 409A of the Code and within the statutory guidelines.  Such grant or other Award may contain such terms and conditions as the Committee deems appropriate and shall be exercisable in accordance with its terms, subject to statutory and regulatory compliance.

3.3           Special Rules Applicable to incentive stock options.

(a)           No person may be granted an incentive stock option under this Plan if such person, at the time the incentive stock option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such incentive stock option conforms to the applicable provisions of Section 422 of the Code.

(b)           No incentive stock option shall be granted unless such option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. No incentive stock option shall be granted to any person who is not an employee.

(c)           Any incentive stock option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an “incentive stock option” under Section 422 of the Code.

(d)           To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such options shall be treated as non-qualified options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 3.3(d), the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

3.4           Certain Additional provisions for Non-Qualified Stock Options.

(a)           NQOs With Fair Market Value Exercise Price.  Unless otherwise determined by the Board pursuant to paragraph (b) below, to avoid a deferral of compensation falling within the requirements of section 409A of the Code, any option to purchase stock, other than an Incentive Stock Option described in section 422 of the Code, will have the following characteristics: (i) the exercise price will never be less than the fair market value of the underlying stock on the date the option is granted, (ii) the receipt, transfer or exercise of the option will be subject to taxation under section 83 of the Code, and (iii) the option will not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the option.

(b)           NQOs With an Exercise Price Less than Fair Market Value.  Notwithstanding paragraph (a) above, to the extent that any NQO may constitute a deferral of compensation, such option shall comply with the requirements of section 409A of the Code as set forth in the corresponding stock option agreement.

3.5           Substitute Options.  In the event that the Company or any Subsidiary consummates a transaction described in section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees or consultants of the Company or any Subsidiary on account of such transaction may be granted ISOs in substitution for options granted by their former employer, subject to the requirements of section 409A of the Code.  The Board, in its sole discretion and consistent with sections 409A and 424(a) of the Code, shall determine the exercise price of such substitute Options.

ARTICLE IV

TERMS OF OPTIONS

4.1           Option Agreement.  Each option shall be evidenced by a written stock option agreement, which shall be executed by the optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock option agreements evidencing options intended to qualify as performance-based compensation as described in Section l62(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock option agreements evidencing incentive stock options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.  In this regard, any awards which are NQOs under Section 3.4 of this Plan will include within the written award agreement such terms and conditions as are necessary to comply with the requirements of section 409A of the Code.  Any award agreement may require that the Participant agree to be bound by any stockholders’ agreement among all or certain stockholders of the Company that may be in effect at the time of the grant of the award, or the exercise of an Option, if applicable, or certain provisions of any such agreement that may be specified by the Company.

4.2           Option Price.  The price per share of the shares subject to each option shall be set by the Committee; provided, however, that (i) such price shall be no less than the par value of a share of common stock, and (ii) in the case of options intended to qualify as incentive stock options or as performance-based compensation as described in Section 162(m)(4)(C) of the Code such price shall be no less than 100% of the Fair Market Value of a share of common stock on the date the option is granted (110% of the Fair Market Value of a share of common stock on the date such option is granted in the case of an individual then owning (within the meaning of Section 424( d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company).

4.3           Option Term.  The term of an option shall be set by the Committee in its discretion; provided, however, that, in the case of incentive stock options, the term shall not be more than ten (10) years from the date the incentive stock option is granted, or five (5) years from such date if the incentive stock option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company.

4.4           Option Vesting and Exercisability.  Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The Committee may provide, in its discretion, that any stock option shall be exercisable only in installments, and the Committee may waive such installment exercise provisions at any time in whole or in part based on such factors as the Committee may determine, in its sole discretion, including but not limited to in connection with any “change in control” of the Company, as defined in any stock option agreement.  Notwithstanding the foregoing, the Board may accelerate (i) the vesting or payment of any award (including an ISO), (ii) the lapse of restrictions on any award (including an award of Restricted Stock) and (iii) the date on which any Option first becomes exercisable as long as such acceleration will not subject the specific award or this Plan, in general, to the requirements of section 409A of the Code.

ARTICLE V

EXERCISE OF OPTIONS

5.1           Partial Exercise.  An exercisable option may be exercised in whole or in part. However, an option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the option, a partial exercise be with respect to a minimum number of shares.

5.2           Manner of Exercise.  All or a portion of an exercisable option shall be deemed exercised upon delivery of all of the following to the secretary of the Company or the secretary’s office:

(a)           A written notice complying with the applicable rules established by the Committee stating that the option, or a portion thereof, is to be exercised. The notice shall be signed by the optionee or other person then entitled to exercise the option or such portion;

(b)           Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)           In the event that the option shall be exercised pursuant to Section 10.1 by any person or persons other than the optionee, appropriate proof of the right of such person or persons to exercise the option; and

(d)           Full cash payment to the secretary of the Company for the shares with respect to which the option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the option may (i) allow a delay in payment up to thirty (30) days from the date the option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of common stock owned by the optionee for at least six months prior to the date of delivery, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of common stock then issuable upon exercise of the option having a Fair Market Value on the date of option exercise equal to the aggregate exercise price of the option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee, or (vi) allow payment through any combination of the foregoing. In the case of a promissory note, the Committee may also prescribe the form of such note, the security to be given for such note and the rate of interest, if any, that the note shall bear. The option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law, and any such note or loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

5.3           Conditions to Issuance of Stock Certificate.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any option or portion thereof prior to fulfillment of all of the following conditions:

(a)           The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)           The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c)           The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(d)           The lapse of such reasonable period of time following the exercise of the option as the Committee may establish from time to time for reasons of administrative convenience; and

(e)           The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

5.4           Rights as Stockholders.  The holders of options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of an option unless and until certificates representing such shares have been issued by the Company to such holders.

5.5           Ownership and Transfer Restrictions.  The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the optionee to give the Company prompt notice of any disposition of shares of common stock acquired by exercise of an incentive stock option within (i) two years from the date the option was granted or (ii) one year after the transfer of such shares to the optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an option refer to such requirement to be given prompt notice of disposition.

ARTICLE VI

AWARD OF RESTRICTED STOCK

6.1           Award of Restricted Stock.

(a)           The Committee shall from time to time, in its absolute discretion, select which Participants shall be awarded restricted stock, and determine the purchase price, if any, and other terms and conditions applicable to such restricted stock, consistent with this Plan.

(b)           The Committee shall establish the purchase price, if any, and form of payment for restricted stock, including any consideration required by applicable law. The Committee shall instruct the secretary of the Company to issue such restricted stock and may impose such conditions on the issuance of such restricted stock as it deems appropriate.

6.2           Restricted Stock Agreement.  Restricted stock shall be issued only pursuant to a written restricted stock agreement, which shall be executed by the selected Key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

6.3           Rights as Stockholders.  Upon delivery of the shares of restricted stock to the escrow holder pursuant to Section 6.5, the restricted stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in the restricted stockholder’s restricted stock agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the common stock shall be subject to the restrictions set forth in Section 6.4.

6.4           Restriction.  All shares of restricted stock issued under this Plan (including any shares received by holders thereof with respect to shares of restricted stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual restricted stock agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the restricted stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the restricted stock agreement. Restricted stock may not be sold or encumbered until all restrictions are terminated or expire.

6.5           Escrow.  The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing restricted stock until all of the restrictions imposed under the restricted stock agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

6.6           Legend.  In order to enforce the restrictions imposed upon shares of restricted stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of restricted stock that are still subject to restrictions under restricted stock agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

6.7           Deferred Compensation.  To the extent that any award of shares of Restricted Stock may constitute a deferral of compensation, the award shall comply with the requirements of section 409A of the Code as set forth in the corresponding restricted stock agreement.

ARTICLE VII

PERFORMANCE AWARDS, DEFERRED STOCK, UNRESTRICTED STOCK

7.1           Performance Awards.

(a)           Any Participant selected by the Committee may be granted one or more performance awards. The value of such performance awards may be linked to the market value, book value, net profits or other measure of the value of common stock or other specific Performance Criteria (as defined in Section 7.1(c) below) determined appropriate by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of common stock over a fixed period or periods determined by the Committee. Performance conditioned awards are subject to the following:

(b)           Any performance award intended to qualify as performance-based for purposes of Section 162(m) of the Code. In the case of any performance award to which this Section 7.1(b) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such performance awards, the Committee will establish, in writing, one or more specific Performance Criteria (as defined below) no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the performance award, as determined by the Committee. Prior to grant, vesting or payment of the performance award, as the case may be, the Committee will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the performance award. No performance award to which this Section 7.1(b) applies may be granted after the first meeting of the stockholders of the Company held in 2009 until the performance measures described in Section 7.1(c) below (as the same may be amended) have been resubmitted to and re-approved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

(c)           For purposes of this Section 7.1, “Performance Criteria” are specified criteria, other than the mere performance of services or the mere passage of time the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code, a Performance Criterion means an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof); sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating rations; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion measure and any targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. Any Performance Criterion based on performance over a period of time shall be determined by reference to a period of not less than one year. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Committee may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

7.2           Unrestricted Stock.  Subject to the terms and provisions of the Plan, the Committee may grant or sell shares of fully vested and unrestricted stock in such amounts and for such consideration, if any, as the Committee shall determine; provided, that the aggregate number of shares of unrestricted stock that may be granted or sold for a purchase price that is less than their fair market value, unless granted in lieu of cash compensation equal to such fair market value, shall not exceed 1,500,000 shares.

7.3           Deferred Stock.  Any Participant selected by the Committee may be granted an award of deferred stock in the manner determined from time to time by the Committee. The number of shares of deferred stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of common stock or other specific Performance Criteria determined appropriate by the Committee. Common stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or Performance Criteria set by the Committee. Unless otherwise provided by the Committee, a grantee of deferred stock shall have no rights as a Company stockholder with respect to such deferred stock until such time as the award has vested and the common stock underlying the award has been issued.

7.4           Performance Award Agreement, Deferred Stock Agreement, Unrestricted Stock Agreement.  Each performance award, award of deferred stock and/or unrestricted Stock shall be evidenced by a written agreement, which shall be executed by the grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

7.5           Term.  The term of a performance award, award of deferred stock and/or unrestricted stock shall be set by the Committee in its discretion.

7.6           Payment on Exercise.  Payment of the amount determined under Section 7.1, 7.2 or 7.3 above shall be in cash, in common stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in common stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

7.7           Deferred Compensation.  It is not intended that awards under this Article VII, in form and/or operation, will constitute “deferred compensation” under section 409A of the Code.  If it is subsequently determined that such awards in form and/or operation, constitute “deferred compensation” under section 409A of the Code, the award shall be amended as provided by in Section 9.6 to comply with the requirements of section 409A of the Code as set forth in the corresponding award agreement.

7.8           Form of Agreement.  Each award granted pursuant to this Article VII shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with this Plan, including the term of the award and payment on exercise.

ARTICLE VIII

ADMINISTRATION

8.1           Committee.  The Committee shall consist of two or more directors appointed by and holding office at the pleasure of the Board. To the extent applicable, the members of the Committee shall each be an “outside director” as defined under Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

8.2           Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which options, awards of restricted stock, deferred stock, unrestricted stock or performance awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each optionee, grantee or restricted stockholder. Any such interpretations and rules with respect to incentive stock options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

8.3           Majority Rule.  The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

8.4           Compensation; Professional Assistance; Good Faith Actions.  Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all optionees, grantees, restricted stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, options, awards of restricted stock or unrestricted stock, deferred stock or performance awards, and all members of the Committee shall be fully protected and indemnified by the Company in respect of any such action, determination or interpretation.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1           Not Transferable.  Except as may otherwise be authorized in writing by the Committee in accordance with applicable law, options, restricted stock awards, unrestricted or deferred stock awards or performance awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the optionee, grantee or restricted stockholder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided however, that this Section 9.1 shall not prevent (i) transfers by will or by the applicable laws of descent and distribution, or (ii) the designation of a beneficiary to exercise any option or other right or award (or any portion thereof) granted under the Plan after the optionee’s or grantee’s death.

9.2           Amendment Suspension or Termination of this Plan.  This Plan shall terminate on the date of the annual meeting of the Board immediately following the tenth (10th) anniversary of the Board’s adoption of this Plan. This Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Committee, no action of the Committee may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of, alter or impair any rights or obligations under any Award theretofore granted, unless the award itself otherwise expressly so provides. No Award may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any incentive stock option be granted under this Plan after the first to occur of the following events:

(a)           The expiration of ten (10) years from the date the Plan is adopted by the Board; or

(b)           The expiration of ten (10) years from the date the Plan is approved by the Company’s stockholders under Section 9.5.

Specifically, and in addition to the foregoing, this Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including section 409A of the Code.

9.3           Adjustments.  Upon the happening of any of the following described events, a Participant’s rights with respect to awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the award agreement.

(a)           Stock Splits and Recapitalizations.  In the event the Company issues any of its shares as a stock dividend upon or with respect to the shares, or in the event shares shall be subdivided or combined into a greater or smaller number of shares, or if, upon a merger or consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, shares shall be exchanged for other securities of the Company, securities of another entity, cash or other property, each Participant upon exercising an Option (for the purchase price to be paid under the Option) shall be entitled to purchase such number of shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the shares with respect to which the award is exercised at all times between the Grant Date of the award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per share.  In determining whether any award granted hereunder has vested, appropriate adjustments will be made for distributions and transactions described in this Section 9.3(a).  The Board may adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued.  Notwithstanding the foregoing, any adjustment under this Section 9.3(a) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code.  Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of subsection 424(h)(3) of the Code.

(b)           Restricted Stock.  If any person owning Restricted Stock receives new or additional or different shares or securities (“New Securities”) in connection with a corporate transaction or stock dividend described in Section 9.3(a) as a result of owning such Restricted Stock, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued.  Notwithstanding the foregoing, any adjustment under this Section 9.3(b) shall not be permitted to the extent that the individual award or this Plan, in general, would constitute deferred compensation subject to section 409A of the Code unless the award agreement sets forth the terms and conditions necessary to comply with the requirements of section 409A of the Code.

(c)           Fractional Shares.  No fractional shares shall be issued under the Plan. Any fractional shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional shares.

(d)           Further Adjustment.  Upon the happening of any of the events described in Sections 9.3(a) or 9.3(c), the class and aggregate number of shares set forth in Section 2.1 hereof that are subject to awards which previously have been or subsequently may be granted under the Plan, and the number of shares set forth in Section 5.3 hereof that may be granted to a Participant in any year shall be appropriately adjusted to reflect the events described in such Sections.  The Board shall determine the specific adjustments to be made under this Section 9.3(d).

(e)           Assumption of Options Upon Certain Events.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant awards under the Plan in substitution for stock and stock based awards issued by such entity or a Subsidiary thereof, as long as such substitute awards will not constitute a deferral of compensation under section 409A of the Code.  Notwithstanding the foregoing, to the extent that the Board determines that any such substitute award shall constitute a deferral of compensation under section 409A of the Code, such award shall be accompanied with a written award agreement which shall set forth the terms and conditions required to comply with the requirements of section 409A of the Code.  The substitute awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.  The awards so granted shall not reduce the number of shares that would otherwise be available for awards under the Plan.  Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right, subject to applicable statutory and regulatory guidance, including but not limited to section 409A of the Code,  to terminate this Plan as of the date of the exchange or conversion, in which case all options, rights and other awards under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

9.4           Approval of Plan by Stockholders.  This Plan will be submitted for the approval of the Company’s stockholders within (12) twelve months after the date of the Board’s initial adoption of this Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted under this Plan shall thereupon be canceled and become null and void.

9.5           Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each optionee, grantee or restricted stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any option, restricted stock, deferred stock, performance award or unrestricted stock. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such optionee, grantee or restricted stockholder to elect to have the Company withhold shares of common stock (or allow the return of shares of common stock) having a Fair Market Value equal to the sums required to be withheld.

9.6           Loan.  To the extent permitted by applicable law, the Committee may, in its discretion, extend one or more loans in connection with the exercise or receipt of an option or performance award, granted under this Plan, or the issuance of restricted stock, unrestricted stock or deferred stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

9.7           Limitations Applicable to Section 16 Persons and Performance-Based Compensation.  Notwithstanding any other provision of this Plan, any option, performance award, stock appreciation right granted, or restricted stock, unrestricted stock or deferred stock awarded, to a Key Employee or director who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any option or stock appreciation right intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

9.8           Other Transfer Restrictions.  Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, (i) any Restricted Stock offered under the Plan to a Participant subject to Section 16 of the Exchange Act (a “Section 16 Participant”) may not be sold for six (6) months after acquisition; (ii) any shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option; and (iii) any Option or other similar right related to an equity security issued under the Plan shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under the Plan or the award agreement.  The Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify a transaction under the Plan from the exemption provided by Rule 16b-3 under the Act, or any successor provision.

9.9           Effect of Plan Upon Options and Compensation Plans.  The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association.

9.10           Compliance with Laws.  This Plan, the granting and vesting of options, restricted stock awards, unrestricted stock awards, deferred stock awards, performance awards or stock appreciation rights under this Plan and the issuance and delivery of shares of common stock and the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements and the requirements of section 409A of the Code) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, options, restricted stock awards, unrestricted stock awards, deferred stock awards, performance awards, or stock appreciation rights granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

9.11           Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

9.12           Governing Law.  This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SOLIGENIX, INC.
29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540

ANNUAL MEETING OF STOCKHOLDERS – September 23, 2010

The undersigned hereby appoints Christopher J. Schaber, Ph.D., the Chief Executive Officer and President of Soligenix, Inc, and Evan Myrianthopoulos, the Chief Financial Officer of Soligenix, Inc., or either of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all of the shares of Common Stock of Soligenix, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Hyatt Place Princeton, 3565 US Highway 1, Princeton, New Jersey 08540, on September 23, 2010 at 10:00 a.m., or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER AND IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD FOR THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE.

The Board of Directors recommends you vote (1) "FOR" the election of all of the named nominees as directors; (2) "FOR" the approval of the grant of discretionary authority to the Board of Directors for up to a three year period (a) to amend the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Common Stock at a ratio within the range from one-for-two to one-for-twenty and to proportionately reduce the number of shares of our common stock authorized for issuance or (b) to determine not to proceed with the reverse stock split and proportionate reduction in the number of shares of common stock authorized for issuance; (3) “FOR” the amendment to our 2005 Equity Incentive Plan (the “2005 Plan”) to increase the maximum number of shares of our common stock available for issuance under the plan by 15,000,000 shares, bringing the total shares reserved for issuance under the plan to 35,000,000 shares; and (4) “FOR” the ratification of Amper, Politziner & Mattia, LLP as our independent auditors for the fiscal year ending December 31, 2010.

CONTINUED AND TO BE SIGNED ON REVERSE

ANNUAL MEETING OF STOCKHOLDERS OF

SOLIGENIX, INC.

September 23, 2010

Proxy Voting Instructions

MAIL—If you have received a proxy card, date, sign and mail your proxy card in the envelope provided as soon as possible.
-or-
TELEPHONE—Call toll-free 1-800-690-6903 from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.
-or-
INTERNET—Access www.proxyvote.com and follow the on-screen instructions.  Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-690-6903 or www.proxyvote.com up until 11:59 P.M. Eastern Daylight Time the day before the cut-off or meeting date.
Company Number:

Account Number:

/Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1. To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified:

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

☐ Christopher J. Schaber, Ph.D.
☐ Evan Myrianthopoulos
☐ Gregg A. Lapointe, C.P.A., M.B.A.
☐ Robert J. Rubin, M.D.
☐ Tamar D. Howson, M.B.A.
☐ Virgil D. Thompson, J.D.

*(INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: /x/

2.  To approve the grant of discretionary authority to the Board of Directors for up to a three year period (a) to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio within the range from one-for-two to one-for-twenty, determine the effective date of the reverse stock split, and to proportionately reduce the number of shares of common stock authorized for issuance or (b) to determine not to proceed with the reverse stock split and proportionate reduction in the number of shares of common stock authorized for issuance:

FOR ☐	AGAINST 	ABSTAIN 

3. To approve an amendment to our 2005 Equity Incentive Plan to increase the maximum number of shares of common stock available for issuance under the plan by 15,000,000 shares, bringing the total shares reserved for issuance under the plan to 35,000,000 shares:

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.  To ratify the appointment of Amper, Politziner & Mattia, LLP as the independent auditors for fiscal year ending December 31, 2010:

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the proxies on such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.  IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

IMPORTANT – PLEASE SIGN AND RETURN PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

Signature:

Date:

Signature:

Date:

Note:  Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.